                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          ALPHA-BETA TECHNOLOGY, INC.
                (Name of Registrant as Specified In Its Charter)

                          ALPHA-BETA TECHNOLOGY, INC.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                                                                PRELIMINARY COPY

                               [ALPHA-BETA LOGO]

                          ALPHA-BETA TECHNOLOGY, INC.
                               THREE BIOTECH PARK
                              ONE INNOVATION DRIVE
                         WORCESTER, MASSACHUSETTS 01605

                                                                          , 1998

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of Alpha-Beta Technology, Inc. (the "Company") to be held at [11:00 A.M.] on
               , [1998/1999], at One Innovation Drive, Worcester, Massachusetts 01605 (the "Special Meeting"). The formal business to be considered and acted upon by the stockholders at this meeting is (i) approval of the potential issuance of a number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), equal to or in excess of 20% of the number of shares of Common Stock outstanding upon conversion of the Company's Series F Convertible Preferred Stock, par value $.01 per share (the "Series F Preferred Stock"), (ii) approval of an amendment to the Company's Restated Articles of Organization increasing the number of authorized shares of Common Stock to 60,000,000, (iii) approval of an amendment to the Company's 1997 Stock Option and Grant Plan (the "1997 Option Plan") increasing the number of shares of Common Stock reserved for issuance under such plan, and (iv) to consider and vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. These matters are described in detail in the enclosed Notice of Special Meeting and Proxy Statement.

     The Board of Directors of the Company requests that you carefully review the enclosed Proxy Statement and recommends that you vote "FOR" the approval of the potential issuance of a number of shares of Common Stock equal to or in excess of 20% of the number of shares of Common Stock outstanding upon conversion of the Series F Preferred Stock, "FOR" the approval of an amendment to the Company's Restated Articles of Organization increasing the number of authorized shares of Common Stock to 60,000,000, and "FOR" the approval of an amendment to the 1997 Option Plan increasing the number of shares of Common Stock reserved for issuance under such plan.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE REPLY ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. THE REPLY ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            Sincerely,

                                            SPIROS JAMAS
                                            President and Chief Executive
                                            Officer

                                                                PRELIMINARY COPY

                          ALPHA-BETA TECHNOLOGY, INC.
                         WORCESTER, MASSACHUSETTS 01605

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   TO BE HELD                   , [1998/1999]

     NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of Alpha-Beta Technology, Inc. (the "Company") will be held at [11:00 A.M.] at One
Innovation Drive, Worcester, Massachusetts on                , [1998/1999], to
consider and act on the following matters:

          1. Approval of the potential issuance of a number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), equal to or in excess of 20% of the number of shares of Common Stock outstanding upon conversion of the Company's Series F Convertible Preferred Stock, par value $.01 per share;

          2. Approval of an amendment to the Company's Restated Articles of Organization increasing the number of authorized shares of Common Stock to 60,000,000;

          3. Approval of an amendment to the Company's 1997 Stock Option and Grant Plan increasing the number of shares of Common Stock reserved for issuance under such plan; and

          4. Any other matter that may properly come before the meeting or any adjournment or postponement thereof.

     The close of business on Tuesday, November 17, 1998 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Special Meeting.

                                            By Order of the Board of Directors

                                            D. DAVIDSON EASSON JR.,
                                            Clerk

Worcester, Massachusetts
            , 1998

IMPORTANT: MANAGEMENT INVITES YOU TO ATTEND THE SPECIAL MEETING, BUT IF YOU ARE UNABLE TO BE PRESENT, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                                                PRELIMINARY COPY


                          ALPHA-BETA TECHNOLOGY, INC.
                               THREE BIOTECH PARK
                              ONE INNOVATION DRIVE
                         WORCESTER, MASSACHUSETTS 01605
                                 (508) 798-6900

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of Alpha-Beta Technology, Inc. (the "Company") of proxies in the accompanying form to be used at the Special Meeting of Stockholders of the Company to be held at One Innovation Drive, Worcester, Massachusetts 01605 at
[11:00 A.M.] on                , [1998/1999], and at all adjournments and
postponements thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting. It is intended that this statement and the proxies solicited hereby be mailed to stockholders on or shortly after
            , 1998. Any stockholder who signs and returns a proxy in the form enclosed with this statement has the power to revoke the proxy at any time before it is exercised by giving written notice to such effect to the Clerk of the Company. A stockholder also may revoke a proxy by filing a duly executed proxy bearing a later date or by appearing in person and voting by ballot at the Special Meeting. Any stockholder of record as of the record date stated below attending the Special Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Special Meeting will not constitute revocation of a previously given proxy. Proxies properly executed and received in time for the Special Meeting will be voted.

     The close of business on Tuesday, November 17, 1998, has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting. As of such date, 20,597,272 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), were outstanding and entitled to be voted at the Special Meeting. Each share of Common Stock is entitled to one vote on all matters voted on at the Special Meeting.

     The proxies in the accompanying form will be voted as specified, but if no specification is made they will be voted in favor of the approval of the potential issuance of a number of shares of Common Stock equal to or in excess of 20% of the number of shares of Common Stock outstanding upon conversion of the Company's Series F Convertible Preferred Stock, par value $.01 per share (the "Series F Preferred Stock"), in favor of the approval of an amendment to the Company's Restated Articles of Organization increasing the number of shares of authorized Common Stock to 60,000,000, and in favor of the approval of an amendment to the Company's 1997 Stock Option and Grant Plan (the "1997 Option Plan") increasing the number of shares of Common Stock reserved for issuance under such plan. In the discretion of the proxy holders, the proxies also will be voted for or against such other matters as may properly come before the Special Meeting. The Board of Directors is not aware that any other matters are to be presented for action at the Special Meeting.

     The presence in person or by proxy of at least a majority of the total number of outstanding shares of the Common Stock of the Company is necessary to constitute a quorum at the Special Meeting for the transaction of business. In accordance with the provisions of Massachusetts law and the Company's Restated Articles of Organization and By-Laws, the Company will treat abstentions and broker non-votes as present at the Special Meeting solely for purposes of determining whether or not a quorum exists. Accordingly, abstentions and broker non-votes will not be considered to be voting on the matters as to which such abstentions or broker non-votes exist and, thus, will not be counted in determining whether such matters have been approved by the required votes provided herein.

     The Company will pay the entire expense of soliciting proxies for the Special Meeting. In addition to solicitations by mail, certain Directors, officers and employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by personal interview or telephone. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and will be reimbursed for their expenses. In addition, D.F. King & Co., Inc. has been engaged by the Company to assist in the solicitation of proxies and will receive a fee of $4,500 plus expenses. All costs incurred with respect to the Special Meeting will be borne by the Company.

                                   PROPOSAL I

APPROVAL OF THE POTENTIAL ISSUANCE OF A NUMBER OF SHARES OF COMMON STOCK EQUAL TO OR IN EXCESS OF 20% OF THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING UPON CONVERSION OF THE SERIES F PREFERRED STOCK

THE ISSUANCE OF THE SERIES F PREFERRED STOCK

     On October 21, 1998, the Company entered into a Securities Purchase Agreement with HFPT Investments LLC (collectively, with its affiliates and assignees, the "Investor"), a copy of which is attached hereto as Appendix A (the "Securities Purchase Agreement"), pursuant to which the Investor (i) purchased 1,500 shares of Series F Preferred Stock in a private placement transaction, and (ii) is obligated to purchase an additional 1,500 shares of Series F Preferred Stock in a private placement transaction upon effectiveness of a selling stockholder registration statement (the "Resale Registration Statement") covering the shares of Common Stock issuable upon conversion of the Series F Preferred Stock (the "Conversion Shares") and the satisfaction of certain other conditions. The Investor's obligation to purchase the second tranche of Series F Preferred Stock is subject to the conditions provided in Sections 1(c) and 7(b) of the Securities Purchase Agreement, which include the following:

          i. effectiveness of the Resale Registration Statement covering 200% of the Conversion Shares issuable upon conversion of the Series F Preferred Stock;

          ii. the Company having reserved out of its authorized and unissued Common Stock 200% of the Conversion Shares issuable upon conversion of the Series F Preferred Stock; and

          iii. the Company being able to issue 200% of the Conversion Shares upon conversion of the Series F Preferred Stock in accordance with the Rule 4460 of the Nasdaq Stock Market. See "Nasdaq National Market Rule
     4460 -- Exchange Cap" below.

     The purchase price for both tranches of the Series F Preferred Stock is $1,000 per share, or $1,500,000 for the first tranche and $1,500,000 for the second tranche.

TERMS OF THE SERIES F PREFERRED STOCK

     The rights, preferences, privileges and terms of the Series F Preferred Stock are as set forth in the Certificate of Vote of Directors of the Company Amending and Restating Terms of Series F Preferred Stock Prior to Issuance filed with the Secretary of State of The Commonwealth of Massachusetts on October 21, 1998, a copy of which is attached hereto as Appendix B (the "Certificate of Designations").

     Subject to certain anti-dilution provisions, the Series F Preferred Stock is convertible into shares of Common Stock pursuant to a formula (the "Conversion Rate") whereby the purchase price of the shares of Series F Preferred Stock to be converted (plus a premium which accrues at the rate of 6% per annum) is divided by a conversion price equal to the lower of a fixed cap (the "Fixed Cap") and a price equal to a 15% discount to the average closing price of the Common Stock for the five trading days immediately preceding the date of conversion. Initially, the Fixed Cap equals $1.50. As an example of the application of the Conversion Rate, on November 17, 1998, the conversion price was approximately $.97 (based on 85% of the average of the closing bid prices of the Common Stock for the five consecutive trading days ending November 16,
1998). Assuming completion of the sale of the second tranche of Series F Preferred Stock, 3,109,920 shares of Common Stock would be issuable upon conversion of all of the outstanding shares of Series F Preferred Stock on November 17, 1998. At the Fixed Cap, 2,004,603 shares of Common Stock would be issuable upon conversion of all of the outstanding shares of Series F Preferred Stock (including the second tranche of such shares). Upon issuance of the second tranche of Series F Preferred Stock, the Fixed Cap will be redetermined pursuant to Section 2(b) of the Certificate of Designations utilizing a formula which is based in part on the number of shares of Common Stock reserved for issuance upon conversion of the Series F Preferred Stock. The Series F Preferred Stock is convertible for a period of four years commencing on the date of issuance and is subject to mandatory conversion upon expiration of such four year period.

     The Certificate of Designations prohibits the Investor from converting any shares of the Series F Preferred Stock to the extent such conversion would result in the Investor beneficially owning in excess of 4.99% of the outstanding shares of Common Stock following such conversion.

     Section 3 of the Certificate of Designations provides that upon the occurrence of certain "Major Transactions" (which include the merger or consolidation of the Company into another entity, the sale of all or substantially all of the assets of the Company or the acceptance of a tender offer or exchange offer by the holders of more than 40% of the outstanding Common Stock) or "Triggering Events" (which include failure of the Company to obtain the effectiveness of the Resale Registration Statement, suspension of sales under the Resale Registration Statement, suspension of trading in the Common Stock on the Nasdaq National Market, failure of the Company to convert shares of the Series F Preferred Stock as required (including due to the Exchange Cap described below), failure of the Company's stockholders to approve the proposals contained in this Proxy Statement or failure of the Company to have 200% of the Conversion Shares reserved for issuance at all times), the Investor may require the Company to redeem the outstanding Series F Preferred Stock at a premium equal to at least 130% of the original purchase price per share of Series F Preferred Stock redeemed (the "Redemption Premium").

     In the event of any liquidation, dissolution or winding up of the Company, the holders of the Series F Preferred Stock are entitled to receive cash, before any amount is paid to the holders of any securities that rank junior to the Series F Preferred Stock, in an amount per share of Series F Preferred Stock outstanding equal to the purchase price for such share plus a premium which accrues at the rate of 6% per annum. If the amounts available for distribution are insufficient to pay the full amount due to the holders of the Series F Preferred Stock and any other securities which are pari passu with the Series F Preferred Stock, the Company shall distribute the available funds to such persons pro rata.

     The holders of the Series F Preferred Stock have no voting rights except as required by law or as specified in the Certificate of Designations. Pursuant to the Certificate of Designations, the affirmative vote of the holders of two-thirds of the outstanding Series F Preferred Stock is required for (i) any authorization or issuance of securities senior to, or pari passu with, the Series F Preferred Stock, (ii) any amendment to the Certificate of Designations or the Company's Restated Articles of Organization which would change or repeal any of the preferences and rights of the Series F Preferred Stock, (iii) any amendment to the Company's Restated Articles of Organization or Bylaws which would impair the rights and preferences of the holders of the Series F Preferred Stock relative to the holders of any other securities of the Company, (iv) any issuance of shares of Series F Preferred Stock other than pursuant to the Securities Purchase Agreement, and (v) any redemption or declaration or payment of a dividend with respect to the Common Stock.

REGISTRATION OF CONVERSION SHARES

     Pursuant to the Registration Rights Agreement dated as of October 21, 1998 (the "Registration Rights Agreement") by and among the Company and the Investor, the Company is required to register under the Securities Act of 1933, as amended (the "Securities Act"), 200% of the Conversion Shares issuable upon conversion of the Series F Preferred Stock, and is required to maintain the effectiveness of such registration until the earlier of the sale of all of the Conversion Shares under the Resale Registration Statement or the saleability of such shares pursuant to Rule 144(k) of the Securities Act. If the Company fails to cause or maintain such effectiveness, it may be required to pay certain penalties as provided in the Registration Rights Agreement.

NASDAQ NATIONAL MARKET RULE 4460 -- EXCHANGE CAP

     Rule 4460 of the Nasdaq National Market, which is applicable to the Company because the Company's shares of Common Stock are presently included for quotation on the Nasdaq National Market, sets forth certain corporate governance standards for issuers whose securities are listed on the Nasdaq National Market. Rule 4460 requires, among other things, that the Company obtain stockholder approval for the sale or issuance of a number of shares of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to or in excess of 20% of the number or shares of Common Stock outstanding prior to such issuance if such issuance is for a purchase price which is less than the greater of the book or market value of the Common Stock.

     Because the application of the Conversion Rate may result in issuances of Common Stock at less than book or market value upon conversion of the Series F Preferred Stock, Rule 4460 is applicable to such issuances to the extent they exceed, in the aggregate, 20% of the number of shares of Common Stock outstanding immediately prior to the issuance of the first tranche of Series F Preferred Stock.

     The Certificate of Designations provides that the Company is not obligated to issue upon conversion of the Series F Preferred Stock, in the aggregate, a number of shares of Common Stock which exceeds 19.99% of the number of shares of Common Stock outstanding immediately prior to the issuance of the first tranche of Series F Preferred Stock (the "Exchange Cap"). However, upon issuance of the second tranche of Series F Preferred Stock, if the market price of the Common Stock drops below a certain level, the Exchange Cap may operate to prevent the Investor from being able to convert all of its shares of Series F Preferred Stock. For this reason, the Investor has required that the Company be able to issue 200% of the Conversion Shares upon conversion of the Series F Preferred Stock in accordance with the Rule 4460 of the Nasdaq Stock Market as a condition to the Investor's obligation to purchase the second tranche of Series F Preferred Stock.

     As noted above, in the event that the Exchange Cap precludes the Company from issuing the total number of shares of Common Stock issuable upon conversion of the Series F Preferred Stock, or if the stockholders of the Company fail to approve the proposals contained in this Proxy Statement, the Investor may require the Company to redeem the outstanding Series F Preferred Stock at the Redemption Premium. Furthermore, the Fixed Cap may be reduced as provided in
Section 2(g)(v) of the Certificate of Designations. In addition, although there can be no assurance that the Company will be able to satisfy all of the conditions necessary to cause the Investor to purchase the second tranche of Series F Preferred Stock, failure of the Company's stockholders to approve this proposal would decrease the likelihood that the Company will be able to complete the sale of the second tranche of shares. The inability to complete the sale of the second tranche of Series F Preferred Stock would deprive the Company of $1,500,000 of gross funding.

     Under the Exchange Cap, the Company may issue no more than 4,094,894 shares of Common Stock upon conversion of the Series F Preferred Stock. If the stockholders approve this proposal, the number of shares issuable upon conversion of the Series F Preferred Stock could be greater than 4,094,894 in the event of a decrease in the trading price of the Common Stock, which could result in increased dilution to the existing stockholders of the Company. In addition, an increase in the number of shares of Common Stock being sold in the public market as result of such conversion could reduce the market price of the Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     In deciding to designate and issue the Series F Preferred Stock to the Investor, the Board of Directors of the Company considered many factors, including other potential sources of financing and the Company's current funding needs. The Board of Directors ultimately concluded that no other sources of financing were available on terms more favorable than those contemplated by the Securities Purchase Agreement and related documents. The Company anticipates that its existing capital resources and the funds to be received upon completion of the sale of the second tranche of Series F Preferred Stock are sufficient to maintain its operations and capital expenditures only through January 1999.

     The Board of Directors of the Company believes that the approval by the stockholders of the potential issuance of a number of shares of Common Stock equal to or in excess of 20% of the number of shares of Common Stock outstanding upon conversion of the Series F Preferred Stock is in the best interests of the Company and its stockholders. The Board of Directors believes that the potential adverse consequences of failure of the stockholders to approve such proposal (i.e., potential redemption of the Series F Preferred Stock at the Redemption Premium and failure to complete the sale of the second tranche of Series F Preferred Stock) far outweigh the possible dilutive effect of approval of the proposal.

VOTE REQUIRED

     To approve of the potential issuance of a number of shares of Common Stock in excess of 20% of the number of shares of Common Stock outstanding upon conversion of the Series F Preferred Stock, the affirmative vote of the holders of a majority of the votes cast by the stockholders at the Special Meeting is required. THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL BY THE STOCKHOLDERS OF THE POTENTIAL ISSUANCE OF A NUMBER OF SHARES OF COMMON STOCK EQUAL TO OR IN EXCESS OF 20% OF THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING UPON CONVERSION OF THE SERIES F PREFERRED STOCK IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND ACCORDINGLY, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" SUCH PROPOSAL.

                                  PROPOSAL II

APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION INCREASING THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 60,000,000

CURRENT STATUS OF THE COMPANY'S AUTHORIZED COMMON STOCK

     Under the Company's Restated Articles of Organization, the Company currently has 30,000,000 shares of Common Stock authorized for issuance, of which as of November 17, 1998, 20,597,272 shares of Common Stock are outstanding and 6,975,668 shares are reserved for issuance for committed purposes (including 2,786,622 shares reserved for issuance under the Company's stock option plans and 4,100,000 shares reserved for issuance upon conversion of the Series F Preferred Stock). Accordingly, the Company only has 2,431,606 shares of Common Stock available for issuance for uncommitted purposes, including future financings.

OBLIGATIONS WITH RESPECT TO THE SERIES F PREFERRED STOCK

     Pursuant to the Certificate of Designations, the Company is required to have reserved for issuance at all times 200% of the number of shares of Common Stock issuable upon conversion of the Series F Preferred Stock (the "200% Requirement"). As noted above, the Company currently has 4,100,000 shares reserved for this purpose. Upon completion of the second tranche of Series F Preferred Stock financing, if the market value of the Common Stock is below, approximately $1.73 per share, the Company will have to reserve additional shares in connection with the 200% Requirement. Moreover, if the market value of the Common Stock is below approximately $1.08 per share, the Company will not have enough authorized and uncommitted shares to comply with the 200% Requirement. If the Company fails to comply with the 200% Requirement or if the stockholders of the Company fail to approve the proposals contained in this Proxy Statement, the Investor may require the Company to redeem the outstanding Series F Preferred Stock at the Redemption Premium. In addition, although there can be no assurance that the Company will be able to satisfy all of the conditions necessary to cause the Investor to purchase the second tranche of Series F Preferred Stock, failure of the Company's stockholders to approve this proposal would decrease the likelihood that the Company will be able to complete the sale of the second tranche shares. The inability to complete the sale of the second tranche of Series F Preferred Stock would deprive the Company of $1,500,000 of gross funding.

FUTURE ISSUANCES; EQUITY FINANCING TRANSACTIONS; AND AMENDMENT TO THE 1997 OPTION PLAN

     Aside from the Company's obligations with respect to the Series F Preferred Stock, the Board of Directors desires to increase the number of authorized shares of Common Stock so that the Company will have shares available for future issuances from time to time as and when the Board of Directors determines such issuances may be appropriate. Except to the extent that the Company may issue shares of Common Stock pursuant to its stock option plans or upon conversion of the Series F Preferred Stock, the Company has not entered into any definitive agreements or understandings for the issuance of additional shares of Common Stock. However, the Company anticipates that its existing capital resources and the funds to be received upon completion of the sale of the second tranche of Series F Preferred Stock are sufficient to maintain its operations and capital expenditures only through January 1999. As a result, the Company is currently exploring various equity financing sources in order to obtain additional capital resources. As noted above, the Company currently has only 2,431,606 shares of Common Stock available for issuance for uncommitted purposes, including future financings. Accordingly, failure of the stockholders to approve the increase in the authorized Common Stock of the Company could materially impair the Company's ability to enter into future financing transactions.

     If the stockholders approve an amendment to the 1997 Option Plan increasing the number of shares of Common Stock reserved for issuance under such plan, the Company will not have a sufficient number of authorized shares of Common Stock to reserve for issuance all of the additional shares under the 1997 Option Plan. Accordingly, if the stockholders of the Company also approve this Proposal II, some of the additional authorized shares of Common Stock will be reserved for issuance under the 1997 Option Plan. Failure of the stockholders to approve this Proposal II will effectively prohibit the Company from amending the 1997 Option Plan.

     If the increase in the number of authorized shares is approved by the stockholders, no further stockholder approval would be required prior to the issuance of such additional shares (other than approval of Proposal I contained herein to the extent such additional shares are issued in connection with the conversion of the Series F Preferred Stock in excess of the Exchange Cap and approval of Proposal III contained herein to the extent such additional shares are reserved for issuance under the 1997 Option Plan).

CERTAIN EFFECTS OF THE INCREASE IN AUTHORIZED SHARES

     To the extent the additional authorized shares are issued in connection with the conversion of the Series F Preferred Stock in excess of the Exchange Cap, such issuance will result in increased dilution to the existing stockholders of the Company. See "Nasdaq National Market Rule 4460 -- Exchange Cap" above.

     The Securities and Exchange Commission requires the Company to discuss how the increase in the authorized shares could be used by the Company to make effecting a change in control of the Company more difficult. As examples, the additional shares of Common Stock could be used to dilute the stock ownership of a person seeking to obtain control of the Company or could be privately placed with purchasers who would support the Board of Directors in opposing a hostile takeover attempt. This proposal to amend the Company's Restated Articles of Organization is not in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company. The Board of Directors of the Company does not presently contemplate recommending the adoption of any other amendments to the Company's Restated Articles of Organization which could be construed to affect the ability of third parties to take over or change control of the Company.

RECOMMENDATION OF THE BOARD DIRECTORS

     The Board of Directors of the Company believes that the approval by the stockholders of the amendment to the Company's Restated Articles of Organization increasing the number of authorized shares of Common Stock to 60,000,000 is in the best interests of the Company and its stockholders. The Board of Directors believes that the potential adverse consequences of failure of the stockholders to approve such proposal (i.e., potential redemption of the Series F Preferred Stock at the Redemption Premium and failure to complete the sale of the second tranche of Series F Preferred Stock) would have a material adverse effect on the Company. In addition, the Board of Directors anticipates that the Company will need the additional authorized shares in order to enter into future financing transactions. Finally, if the stockholders of the Company approve an amendment to the 1997 Stock Option Plan increasing the number of shares of Common Stock reserved for issuance under such Plan, the Company will need the additional authorized shares in order to reserve for issuance the increased shares under the 1997 Option Plan.

VOTE REQUIRED

     To approve the amendment to the Company's Restated Articles of Organization increasing the number of authorized shares of Common Stock to 60,000,000, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required. THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE APPROVAL BY THE STOCKHOLDERS OF THE AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 60,000,000 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND ACCORDINGLY, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" SUCH PROPOSAL.

                                  PROPOSAL III

APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1997 STOCK OPTION AND GRANT PLAN INCREASING THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER SUCH PLAN

     The Company, since inception, has utilized stock options as part of its overall program of compensation. The Company has had two option plans since its inception, the 1988 Stock Option and Grant Plan, which expired in 1998, and the 1997 Option Plan. Originally, the Company reserved for issuance under the 1997 Option Plan 837,165 shares of Common Stock plus 5% of the total number of shares of Common Stock issued by the Company after December 31, 1996. As of November 17, 1998, the Company had 654,999 shares of Common Stock available for future option grants or outright grants under the 1997 Option Plan. The Board of Directors believes that the Company needs additional shares available under the 1997 Option Plan in order to grant additional options and outright grants as an incentive in attracting, maintaining and motivating key employees, consultants and Directors of the Company. Accordingly, on November 3, 1998, the Board of Directors voted to amend the 1997 Option Plan to increase the number of shares of Common Stock reserved for issuance under such plan to 2,237,165 shares of Common Stock plus 5 percent of the total number of shares of Common Stock issued by the Company after December 31, 1996. A summary of the principal features of the 1997 Option Plan is set forth below. The Company is seeking stockholder approval of an amendment to the 1997 Option Plan in accordance with the requirements of The Nasdaq National Market and applicable securities and tax laws.

SUMMARY OF THE 1997 OPTION PLAN

     Plan Administration; Eligibility. The 1997 Option Plan is administered by the Board of Directors or by a committee appointed by the Board of Directors. All members of such committee must be "Non-Employee Directors" as that term is defined under the rules promulgated by the Securities and Exchange Commission under the Exchange Act, and "outside directors" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder. The Board of Directors or authorized committee will interpret and make any determination under the 1997 Option Plan regarding any options or unrestricted stock granted thereunder.

     Persons eligible to participate in the 1997 Option Plan are officers, employees, Directors who are not also employees of the Company or any subsidiary ("Independent Directors"), consultants, advisors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business ("Eligible Persons"), as selected from time to time by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Compensation Committee has full power to select from among the Eligible Persons the individuals to whom awards will be granted, to make any combination of awards to such individuals, and to determine the specific terms and conditions of each award, subject to the provisions of the 1997 Option Plan.

     The Compensation Committee, in its discretion, may delegate to the Chief Executive Officer of the Company part of the Compensation Committee's authority and duties with respect to the granting of awards to individuals who are not subject to Section 16 of the Exchange Act and are not "covered employees" within the meaning of Section 162(m) of the Code.

     Stock Options. The 1997 Option Plan permits the grant of options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Code and options that do not so qualify ("Non-Qualified Options"). The option exercise price of each Incentive Option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant. The option exercise price of each Non-Qualified Option shall be determined by the Compensation Committee at the time of grant.

     In lieu of a director fee, an Independent Director may elect to receive such fee in Non-Qualified Options with a fair market value equal to the director fee as determined by the Black-Scholes Option pricing model, an accepted model for stock option valuation.

     The term of each option will be fixed by the Compensation Committee and may not exceed ten years from date of grant in the case of an Incentive Option. The Compensation Committee will determine at what time or times each option may be exercised and, subject to the provisions of the 1997 Option Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee.

     Upon exercise, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Compensation Committee or, if the Compensation Committee so permits, by delivery of shares of Common Stock already owned by the optionee. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

     To qualify as Incentive Options, options must meet additional federal tax requirements, including limits on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

     Amendments and Termination. The Board of Directors may at any time amend or discontinue the 1997 Option Plan and the Compensation Committee may at any time amend or cancel outstanding awards for the purpose of satisfying changes in the law or for any other lawful purpose. However, no action may be taken which adversely affects any rights under outstanding options without the option holder's consent. Further, amendments to the 1997 Option Plan may be subject to approval by the Company's stockholders if and to the extent required by the Code, to preserve the qualified status of Incentive Options.

     Change of Control Provisions. The 1997 Option Plan provides that in the event of a dissolution or liquidation of the Company, a merger, reorganization or consolidation in which a majority of the outstanding voting power of the Company is acquired by a third-party or a sale to a third-party of all or substantially all of the Company's assets or Common Stock, options (whether or not otherwise exercisable) will be accelerated, unless provision is made in connection with such transaction for the assumption or substitution of awards by the successor or entity with appropriate adjustment to the number and kind of shares and, if appropriate, per share exercise prices.

OPTIONS GRANTED

     As of November 17, 1998, the Company had granted options pursuant to the 1997 Option Plan to purchase an aggregate of 331,168 shares of Common Stock at a weighted average exercise price of $2.87 per share, of which options to purchase 59,051 shares were then exercisable, and the Company had granted 44,265 shares of Common Stock pursuant to outright grants under the 1997 Option Plan.

     As of November 17, 1998, none of the options granted pursuant to the 1997 Option Plan had been exercised. As of November 17, 1998, a total of 654,999 shares were available for future option grants or outright grants under the 1997 Option Plan.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

     The following is a summary of the principal federal income tax consequences of option grants under the 1997 Option Plan. It does not describe all federal tax consequences under the 1997 Option Plan, nor does it describe state or local tax consequences.

     Incentive Options. Under the Code, an employee generally will not realize taxable income by reason of the grant or the exercise of an Incentive Option. If an employee exercises an Incentive Option and does not dispose of the shares until after the later of (a) two years from the date the option was granted and (b) one year from the date shares were transferred to the employee, the entire gain, if any, recognized upon a sale or exchange of such shares should be taxable to the employee as long-term capital gain, and the Company will not be entitled to any deduction. The exercise of an Incentive Option, however, may result in alternative minimum tax liability for the employee. If an employee disposes of shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a "disqualifying disposition"), the employee will realize ordinary income in the year of disposition, and the Company generally will receive a corresponding deduction, in an amount generally equal to the excess of (1) the lesser of (x) the amount realized on the sale or exchange of such shares (if the disposition is by sale or exchange) and (y) the fair market value of the shares on the date the option was exercised over (2) the exercise price for the shares. Any additional gain recognized on the disposition should be treated as long-term or short-term capital gain and any loss generally will be treated as long-term or short-term capital loss, depending upon the holding period of the stock. A disqualifying disposition generally includes any sale, exchange, gift or transfer of legal title (other than by pledge) of shares during either of the holding periods described above. Special rules apply in certain cases, including transfer to the employee's spouse, transfer to the employee's former spouse incident to divorce, and transfer on death. Special rules apply if an employee surrenders shares of Common Stock in payment of the exercise price of the Incentive Option.

     An Incentive Option that is exercised by an employee more than three months after an employee's employment terminates will be treated as a Non-Qualified Option for federal income tax purposes; provided that in the case of termination by reason of disability, the three-month period is extended to one year, and in the case of death during employment or within three months after termination, the three-month limitation does not apply.

     Non-Qualified Options. There are no federal income tax consequences to either the optionee or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee generally has taxable ordinary income equal to the excess of the fair market value of the Common Stock received on the exercise date over the option price of the shares. The optionee's tax basis for the shares acquired upon exercise of a Non-Qualified Option is increased by the amount of such taxable income. The Company generally will be entitled to a federal income tax deduction in an amount equal to such excess. Upon the sale of the shares acquired by exercise of a Non-Qualified Option, the optionee generally will recognize long-term or short-term capital gain or loss depending upon his or her holding period for such shares. Special rules apply if an optionee surrenders shares of Common Stock in payment of the exercise price of a Non-Qualified Option.

     Capital Gains Rates. For transactions occurring after July 28, 1998, the Taxpayer Relief Act of 1997 has created three different types of capital gains for individuals: short-term gains (on assets held for one year or less) which are taxed at ordinary income rates; mid-term capital gains (from the sale of assets held more than a year but not more than 18 months) which are taxed at a maximum rate of 28%; and long-term capital gains (from the sale of assets held more than 18 months) which are taxed a maximum rate of 20%.

     Parachute Payments. The exercise of any portion of any option that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or portion of such payment (in addition to other taxes ordinarily payable).

     Limitation on Company's Deductions. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the Plan may be limited to the extent that the Chief Executive Officer or other named executive officer whose compensation is required to be reported in the Summary Compensation Table receives compensation (other than performance-based compensation) in excess of $1 million a year.

NEW PLAN BENEFITS

     As of November 17, 1998, approximately 93 persons were eligible to participate in the 1997 Option Plan. The number of options and shares of unrestricted stock to be granted under the 1997 Option Plan is undeterminable at this time as grants of awards under the 1997 Option Plan are subject to the discretion of the Compensation Committee.

MARKET VALUE

     On November 17, 1998, the closing price of a share of Common Stock on The Nasdaq National Market was $1.1875. Based on such closing price, the maximum aggregate market value of the Common Stock underlying the outright grants of Common Stock and the options outstanding and eligible for issuance under the 1997 Option Plan was $1,223,638.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company believes that the approval by the stockholders of the amendment to the 1997 Option Plan increasing the number of shares of Common Stock reserved for issuance under such plan is in the best interests of the Company and its stockholders. The Board of Directors believes that the Company needs the additional shares available under the 1997 Option Plan in order to grant additional options and outright grants as an incentive in attracting, maintaining and motivating key employees, consultants and Directors of the Company.

VOTE REQUIRED

     To approve the amendment to the 1997 Option Plan increasing the number of shares of Common Stock reserved for issuance under such plan, the affirmative vote of the holders of a majority of votes casts by the stockholders at the Special Meeting is required. THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL BY THE STOCKHOLDERS OF THE AMENDMENT TO THE 1997 OPTION PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER SUCH PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS, AND ACCORDINGLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" SUCH PROPOSAL.

                             EXECUTIVE COMPENSATION

     The following tables set forth (a) the compensation paid or accrued to the Company's Chief Executive Officer and two other current executive officers of the Company who made in excess of $100,000 for the year ended December 31, 1997 and two other executive officers who would have been included in the list of the four most highly-compensated executive officers of the Company for the year ended December 31, 1997 had their employment with the Company not terminated prior to such date (the "Named Executive Officers") for services rendered to the Company in all capacities during the fiscal years ended December 31, 1997, 1996 and 1995, and (b) certain information related to stock options held by such individuals at December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                         ----------------------------------   -----------------------------------
                                                                                       AWARDS            PAYOUTS
                                                                              ------------------------   --------
                                                                  OTHER                    SECURITIES                    ALL
                                                                  ANNUAL      RESTRICTED   UNDERLYING                   OTHER
                                                                 COMPEN-         STOCK      OPTIONS/       LTIP        COMPEN-
       NAME AND PRINCIPAL                 SALARY      BONUS       SATION        AWARDS        SARS       PAYOUTS       SATION
            POSITION               YEAR    ($)         ($)         ($)            ($)          (#)         ($)           ($)
       ------------------          ----   ------      -----      -------      ----------   ----------    -------       -------
Spiros Jamas.....................  1997  $271,000       none      $  611(4)      none        330,974(5)    none         none
President, Chief Executive         1996   242,000    $40,000        none         none         80,000       none         none
Officer and Director               1995   220,000     17,600        none         none         65,250       none         none

D. Davidson Easson, Jr...........  1997   204,000       none        none         none        202,537(6)    none         none
Executive Vice President,          1996   176,000     30,000         557(4)      none         40,000       none         none
Treasurer, Chief Operating         1995   160,000     12,800       2,414(4)      none         42,250       none         none
Officer and Director

Paul A. Bleicher.................  1997   201,400(1)  15,000(3)      none        none           none       none
Vice President, Clinical           1996   186,250     35,000       3,784(4)      none         45,000       none         none
Affairs and Strategic              1995   165,000     13,200       3,095(4)      none         35,300       none         none
Technology Acquisition
and Medical Director

Peter H. Grassam.................  1997   187,400(2)    none      $  627(4)      none         92,205(7)    none         none
Vice President, Operations         1996   178,500     25,000         707(4)      none         20,000       none         none
and General Manager,               1995   171,000     11,970         727(4)      none         33,700       none         none
Smithfield Site

---------------

(1) The amount shown represents Dr. Bleicher's annual salary for 1997. Dr. Bleicher's employment terminated with the Company on August 15, 1997.

(2) The amount shown represents Mr. Grassam's annual salary for 1997. Mr. Grassam's employment terminated with the Company on October 31, 1997.

(3) The amount shown represents a bonus which was granted on April 3, 1996 and accrued upon completion of the clinical trial for Betafectin(R) on March 1, 1997.

(4) The amounts shown represent amounts paid for certain tax planning and advice.

(5) The amount shown includes 180,974 options granted in connection with the Company's 1997 option exchange program pursuant to which effective October 1, 1997, each outstanding stock option held by an employee or Director of the Company which had an exercise price greater than the fair market value of the Common Stock on such date was eligible to be exchanged for a new option exercisable for a number of shares of Common Stock equal to 90% of the number of shares of Common Stock originally subject to the exchanged option. Such new options have an exercise price equal to the fair market value of the Common Stock on the date of exchange. These new options terminate on October 1, 2007 and vest in accordance with the vesting schedule of the exchanged options, subject to a one year delay.

(6) The amount shown includes 102,537 options granted in connection with the Company's 1997 option exchange program pursuant to which effective October 1, 1997, each outstanding stock option held by an employee or Director of the Company which had an exercise price greater than the fair market value of the Common Stock on such date was eligible to be exchanged for a new option exercisable for a number of shares of Common Stock equal to 90% of the number of shares of Common Stock originally subject to the exchanged option. Such new options have an exercise price equal to the fair market value of the Common Stock on the date of exchange. These new options terminate on October 1, 2007 and vest in accordance with the vesting schedule of the exchanged options, subject to a one year delay.

(7) The amount shown represents options granted in connection with the Company's 1997 option exchange program pursuant to which effective October 1, 1997, each outstanding stock option held by an employee or Director of the Company which had an exercise price greater than the fair market value of the Common Stock on such date was eligible to be exchanged for a new option exercisable for a number of shares of Common Stock equal to 90% of the number of shares of Common Stock originally subject to the exchanged option. Such new options have an exercise price equal to the fair market value of the Common Stock on the date of exchange. These new options terminate on October 1, 2007 and vest in accordance with the vesting schedule of the exchanged options, subject to a one year delay.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                  POTENTIAL REALIZABLE
                                                                                                        VALUE AT
                                                                                                     ASSUMED ANNUAL
                                                               INDIVIDUAL GRANTS                        RATES OF
                                                  -------------------------------------------         STOCK PRICE
                                                     % OF TOTAL                                       APPRECIATION
                                                  OPTIONS GRANTED    EXERCISE OR                   FOR OPTION TERM(1)
                                     OPTIONS        TO EMPLOYEES     BASE PRICE    EXPIRATION    ----------------------
               NAME                  GRANTED          IN 1997          ($/SH)         DATE        5%($)         10%($)
               ----                  -------      ----------------   -----------   ----------     -----         ------
Spiros Jamas.......................      749(2)(4)       0.04%          $3.00       10/01/07     $  1,413      $  3,581
                                      49,500(2)(5)       2.36            3.00       10/01/07       93,391       236,670
                                      37,125(2)(6)       1.77            3.00       10/01/07       70,043       177,503
                                      21,600(2)(7)       1.03            3.00       10/01/07       40,752       103,275
                                      72,000(2)(8)       3.43            3.00       11/07/07      135,841       344,248
                                     150,000(9)         7.15             2.97       11/07/07      280,173       710,012
D. Davidson Easson Jr..............      587(2)(4)       0.03            3.00       10/01/07        1,107         2,807
                                      27,900(2)(5)       1.33            3.00       10/01/07       52,638       133,396
                                      23,650(2)(6)       1.13            3.00       10/01/07       44,620       113,076
                                      14,400(2)(7)       0.69            3.00       10/01/07       27,168        68,850
                                      36,000(2)(8)       1.72            3.00       10/01/07       67,921       172,124
                                      75,000(9)         3.57             2.97       11/07/07      140,086       355,006
                                      25,000(9)         1.19             2.81       12/16/07       44,180       111,960
Paul A. Bleicher...................      n/a            0.00(3)           n/a            n/a          n/a           n/a
Peter H. Grassam...................   36,000(10)        1.72            $3.00       10/01/07       67,921       172,124
                                      18,000(2)(6)        .86           $3.00       10/01/07       33,960        86,062
                                      10,125(2)(6)        .48           $3.00       10/01/07       19,103        48,410
                                      10,080(2)(7)        .48           $3.00       10/01/07       19,107        48,195
                                      18,000(2)(8)        .86           $3.00       10/01/07       33,960        86,062

---------------

 (1) Represents the value of the options granted at the end of the option terms if the price of the Company's Common Stock were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table. If the stock price appreciates, the value of stock held by all stockholders will increase.

 (2) These options were granted in connection with the Company's 1997 option exchange program pursuant to which effective October 1, 1997, each outstanding stock option held by an employee or Director of the Company which had an exercise price greater than the fair market value of the Common Stock on such date was eligible to be exchanged for a new option exercisable for a number of shares of Common Stock equal to 90% of the number of shares of Common Stock originally subject to the exchanged option. Such new options have an exercise price equal to the fair market value of the Common Stock on the date of exchange. These new options terminate on October 1, 2007 and vest in accordance with the vesting schedule of the exchanged options, subject to a one year delay.

 (3) Dr. Bleicher's employment with the Company terminated on August 15, 1997. Dr. Bleicher was not granted any options in 1997.

 (4) These options vest in five equal annual installments commencing on January 1, 1994.

 (5) These options vest in five equal annual installments commencing on December 31, 1994.

 (6) These options vest in four equal annual installments commencing on January 18, 1996.

 (7) These options vest in four equal annual installments commencing on November 28, 1996.

 (8) These options vest in four equal annual installments commencing on December 27, 1997.

 (9) These options vest in four equal annual installments commencing on December 31, 1997.

(10) These options vest in five equal annual installments commencing on September 1, 1995.

(11) These options vest in five equal annual installments commencing on October 1, 1997

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF
                                                                  SECURITIES                   VALUE OF
                                                                  UNDERLYING                  UNEXERCISED
                                                                  UNEXERCISED                IN-THE-MONEY
                                                                  OPTIONS AT                  OPTIONS AT
                                  SHARES                        FISCAL YEAR-END           FISCAL YEAR-END(1)
                                 ACQUIRED       VALUE      -------------------------   -------------------------
             NAME               ON EXERCISE    REALIZED    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
             ----               -----------    --------    -------------------------   -------------------------
Spiros Jamas..................     none          n/a       132,862/205,911                     $16,251/0
D. Davidson Easson, Jr. ......     none          n/a       83,129/126,709                       15,266/0
Paul A. Bleicher..............     none          n/a       77,675/      0      (2)                   0/0(2)
Peter H. Grassam..............     none          n/a       31,320/ 60,885      (3)                   0/0(3)

---------------

(1) All information provided is with respect to stock options. No SARs have been issued by the Company. The dollar values have been calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options. The fair market value of unexercised in-the-money options was calculated on the basis of the closing price per share for Common Stock on The Nasdaq National Market of $2.59375 on December 31, 1997.

(2) Pursuant to the terms of a consulting arrangement between the Company and Dr. Bleicher, Dr. Bleicher's vested options did not expire in connection with the termination of his employment on August 15, 1997.

(3) Mr. Grassam's options expired on January 29, 1998 in connection with the termination of his employment on October 31, 1997.

     EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Mr. Christensen pursuant to which Mr. Christensen serves as Chairman of the Board and must commit a minimum of one half of his business time to matters related to the Company. Mr. Christensen currently receives an annual salary of $124,000 per annum. In addition to his salary, the agreement provides for the sale, subject to certain vesting conditions (which conditions have previously been met), of 44,000 shares of Common Stock to Mr. Christensen at a purchase price of $.51 per share and the issuance of options, subject to certain vesting conditions, for the purchase of 88,000 shares of Common Stock at an exercise price of $.51 per share. 44,000 of such option shares have vested and the remainder shall vest, subject to certain conditions, on December 31, 1998, subject to acceleration upon consummation of certain corporate and financing transactions. The agreement also provides for the payment of cash bonuses of up to 0.5% of the cumulative net proceeds received by the Company from certain joint ventures, strategic alliances and private placements through December 31, 1998.

     Pursuant to an employment letter with the Company, Dr. Ostroff is entitled to up to three months' salary and benefits if the Company terminates his employment without cause.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Dr. Canavan and Mr. Hoff. Neither of these individuals is or formerly was an officer or employee of the Company or has any other material business relationship or affiliation with the Company, except his service as a Director.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth, to the best knowledge and belief of the Company, certain information regarding the beneficial ownership of the Company's Common Stock as of November 17, 1998 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the Company's Directors, (iii) each of the Named Executive Officers and
(iv) all of the Company's executive officers and Directors as a group. Except as indicated in the footnotes to this table, the Company believes that the persons named in this table have sole voting and investment power with respect to the shares of Common Stock indicated.

                  DIRECTORS, EXECUTIVE                           SHARES           PERCENTAGE
              OFFICERS AND 5% STOCKHOLDERS                BENEFICIALLY OWNED(1)    OF CLASS
              ----------------------------                ---------------------   ----------
Ross Financial Corporation(2)...........................        5,175,895            25.1%
  P.O. Box 31363 SMB
  Mirco Commerce Centre
  Cayman Islands
State of Wisconsin Investment Board (3).................        1,916,000             9.3%
  P.O. Box 7842
  Madison, WI 53707
Spiros Jamas, Sc.D.(4)..................................          581,246             2.8%
D. Davidson Easson Jr., Sc.D.(5)........................          541,404             2.6%
Joseph M. Grimm(6)......................................          155,000            *
Gustav A. Christensen(7)................................          307,692             1.5%
Michael E. Porter, Ph.D. (8)............................           83,238            *
Lawrence C. Hoff (9)....................................           37,200            *
Bernard Canavan, M.D. (10)..............................           25,300            *
Peter H. Levine, M.D. (11)..............................           22,200            *
All Directors and executive officers as a group
  (8 persons) (12)......................................        1,753,550             8.2%

---------------

  * Less than 1%

 (1) The numbers and percentages include shares of Common Stock issuable upon exercise of certain outstanding options as described in the footnotes below.

 (2) As reported in the Form 4/A dated March 2, 1998 and filed with the Securities and Exchange Commission.

 (3) As reported in the Amendment No. 5 to Schedule 13G dated June   , 1998 and
     filed with the Securities and Exchange Commission.

 (4) Represents 368,154 shares of Common Stock and 213,092 shares of Common Stock that Dr. Jamas may acquire upon the exercise of options exercisable within 60 days after November 17, 1998 and includes 25,492 shares of Common Stock owned by Dr. Jamas' mother, as to all of which Dr. Jamas disclaims beneficial ownership.

 (5) Represents 409,072 shares of Common Stock and 132,332 shares of Common Stock that Dr. Easson may acquire upon the exercise of options exercisable within 60 days after November 17, 1998 and includes 47,632 shares of Common Stock owned by Dr. Easson's children, as to all of which Dr. Easson disclaims beneficial ownership.

 (6) Represents 130,000 shares of Common Stock and 25,000 shares of Common Stock that Mr. Grimm may acquire upon the exercise of options exercisable within 60 days after November 17, 1998.

 (7) Represents 73,819 shares of Common Stock and 234,143 shares of Common Stock that may be acquired by Mr. Christensen upon the exercise of options exercisable within 60 days after November 17, 1998.

 (8) Represents 67,000 shares of Common Stock and 16,238 shares of Common Stock that may be acquired by Dr. Porter upon the exercise of options exercisable within 60 days after November 17, 1998.

 (9) Represents 30,000 shares of Common Stock and 7,200 shares of Common Stock that may be acquired by Mr. Hoff upon the exercise of options exercisable within 60 days after November 17, 1998.

(10) Represents 1,000 shares of Common Stock and 24,300 shares of Common Stock that may be acquired by Dr. Canavan upon the exercise of options exercisable within 60 days after November 17, 1998.

(11) Represents 10,000 shares of Common Stock and 12,200 shares of Common Stock that may be acquired by Dr. Levine upon the exercise of options exercisable within 60 days after November 17, 1998 and includes 500 shares of Common Stock owned by Dr. Levine's wife, as to which Dr. Levine disclaims beneficial ownership.

(12) Includes 664,505 shares of Common Stock issuable upon the exercise of options exercisable within 60 days after November 17, 1998.

                                 OTHER MATTERS

     The Board of Directors of the Company knows of no other matters to be presented for action at the Special Meeting. If any other matters shall be brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

     In order for a proposal by a stockholder to be included in the Board of Directors' Proxy Statement for the Company's Annual Meeting of Stockholders to be held in 1999 (the "1999 Annual Meeting"), it must be received at the Company's principal executive offices in Worcester on or before December 13, 1998. Such a proposal must also comply with the requirements as to form and substance established by applicable laws and regulations in order to be included in the Proxy Statement and should be directed to the Clerk of the Company.

     In addition, the By-Laws of the Company provide that a stockholder must give written notice to the Clerk of the Company of any nominees for Directors and any proposals the stockholder intends to make at an annual meeting. To be timely for the 1999 Annual Meeting, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company no later than March 21, 1999 nor earlier than January 20, 1999; provided, however, in the event that the 1999 Annual Meeting is scheduled to be held on a date earlier than April 20, 1999 or later than July 19, 1999, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the scheduled date of the 1999 Annual Meeting and not later than the close of business on the later of the 60th day prior to the scheduled date of such 1999 Annual Meeting or the 10th day following the first date on which the date of the 1999 Annual Meeting is publicly disclosed. Proxies solicited by the Board of Directors may, under certain circumstances prescribed in Rule 14a-4 of the Exchange Act, be voted in accordance with the discretion of the proxy holders with respect to stockholder proposals presented at the 1999 Annual Meeting (other than proposals included in the Company's proxy statement for such meeting).

                                            D. DAVIDSON EASSON JR.,
                                            Clerk

                           ALPHA-BETA TECHNOLOGY, INC.

                    Proxy for Special Meeting of Stockholders

                             __________, [1998/1999]

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         THE UNDERSIGNED hereby appoints Spiros Jamas, D. Davidson Easson Jr. and Joseph M. Grimm, and each of them, proxies, with full power of substitution, to represent and vote all shares of the Common Stock, $.01 par value (the "Common Stock"), of Alpha-Beta Technology, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Company's offices at One Innovation Drive, Worcester, MA 01605 at 11:00 A.M., local time, and at any adjournments and postponements thereof, upon the matters set forth in the Notice of Special Meeting and Proxy Statement, dated _________, 1998.

         THIS PROXY WILL BE VOTED AS SPECIFIED BY THE STOCKHOLDER, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT, DATED ___________, 1998. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                  --------------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                  --------------




                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL I.
THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

I. Proposal to approve the potential issuance of a number of shares of the Company's Common Stock equal to or in excess of 20% of the number of shares of Common Stock outstanding upon conversion of the Company's Series F
    Convertible Preferred Stock.

               FOR               WITHHELD
               [ ]                  [ ]


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL II.       THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A
THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:                           COPY OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING
                                                                         OF STOCKHOLDERS AND THE PROXY STATEMENT WITH
II. Proposal to approve an amendment to the Company's                    RESPECT THERETO, AND HEREBY REVOKES ANY PROXY OR
    Restated Articles of Organziation increasing the number              PROXIES HERETOFORE GIVEN. THIS PROXY MAY BE REVOKED
    of authorized shares of Common Stock to 60,000,000.                  AT ANY TIME BEFORE IT IS EXERCISED.

               FOR               WITHHELD                                WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN
               [ ]                  [ ]                                  PERSON, PLEASE DATE, SIGN AND PROMPTLY MAIL THIS
                                                                         PROXY IN THE RETURN ENVELOPE SO THAT YOUR SHARES
                                                                         MAY BE REPRESENTED AT THE MEETING.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
PROPOSAL III. THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:             (Please sign exactly as your name appears on your
                                                                         stock certificate. Joint owners should each sign
III. Proposal to approve an amendment to the Company's 1997              personally. When signing as attorney, executor,
     Stock Option and Grant Plan increasing the number of                administrator, trustee or guardian, please give
     shares of Common Stock reserved for issuance under such             your full title as such. It is requested that
     plan.                                                               corporation proxies be signed by the President or
                                                                         Vice President and the Secretary or Assistant
               FOR               WITHHELD                                Secretary.)
               [ ]                  [ ]
                                                                         MARK HERE FOR      [ ]
                                                                         ADDRESS CHANGE
                                                                         AND NOTE BELOW






Signature: _____________________________ Date: ____________   Signature: _____________________________ Date: ____________



                                                                     APPENDIX A


                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of October 21, 1998, by and among Alpha-Beta Technology, Inc., a Massachusetts corporation, with headquarters located at One Innovation Drive, Worcester, Massachusetts 01605 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

         WHEREAS:

         A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

         B. The Company has authorized the following new series of its Preferred Stock, par value $0.01 per share (the "PREFERRED STOCK"): the Company's Series F Convertible Preferred Stock (the "PREFERRED SHARES"), which shall be convertible into shares of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Vote of Directors Establishing Series F Convertible Preferred Stock, substantially in the form attached hereto as EXHIBIT A (the "CERTIFICATE OF DESIGNATIONS");

         C. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, initially an aggregate of 1500 of the Preferred Shares (the "INITIAL PREFERRED SHARES") in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers on the Initial Closing Date (as defined below);

         D. Subject to the terms and conditions set forth in this Agreement, the Buyers wish to purchase an aggregate of an additional 1500 of the Preferred Shares (the "ADDITIONAL PREFERRED SHARES") in the respective amounts set forth opposite each Buyer's name in the Schedule of Buyers on the Additional Closing Date (as defined below) (the Initial Preferred Shares and the Additional Preferred Shares collectively are referred to in this Agreement as the "PREFERRED SHARES"); and

         E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as EXHIBIT B (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW THEREFORE, the Company and the Buyers hereby agree as follows:

         1.       PURCHASE AND SALE OF PREFERRED SHARES.

                  a. PURCHASE OF PREFERRED SHARES. Subject to satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company the respective number of Initial Preferred Shares set forth opposite such Buyer's name on the Schedule of Buyers, (as defined below) (the "INITIAL CLOSING"). Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(c), 6(b) and 7(b) below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company the respective number of Additional Preferred Shares set forth opposite such Buyer's name on the Schedule of Buyers (the "ADDITIONAL CLOSING"). The Initial Closing and the Additional Closing collectively are referred to in this Agreement as the "CLOSINGS." The purchase price (the "PURCHASE PRICE") of each Preferred Share at each of the Closings shall be $1,000. Notwithstanding the foregoing, the aggregate amount of Additional Preferred Shares required to be purchased by the Buyers shall be reduced on a dollar for dollar basis to the extent of the amount of financing received by the Company from the issuance of any equity securities or debt securities with an equity component to Ross Financial Corporation or its affiliates after the Initial Closing but on or prior to the Additional Closing Date.

                  b. THE INITIAL CLOSING DATE. The date and time of the Initial Closing (the "INITIAL CLOSING DATE") shall be 10:00 a.m. Central Time, within three (3) business days following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Initial Closing set forth in Sections 6(a) and 7(a) below (or such later date as is mutually agreed to by the Company and the Buyers). The Initial Closing shall occur on the Initial Closing Date at the offices of Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693 or such other place as the parties shall agree.

                  c. THE ADDITIONAL CLOSING DATE. The date and time of the Additional Closing (the "ADDITIONAL CLOSING DATE") shall be 10:00 a.m. Central Time, on the fifth business day following the date of the receipt by each Buyer of the Additional Share Notice (as defined below) following the date the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC, subject to satisfaction (or waiver) of the conditions to the Additional Closing set forth in Sections 6(b) and 7(b) and the conditions set forth in this paragraph (or such later date as is mutually agreed to by the Company and the Buyers). The Company shall deliver written notice (the "ADDITIONAL SHARE NOTICE") to each Buyer of the event described in the preceding sentence on the first business day (the "ADDITIONAL SHARE NOTICE DATE") following the occurrence of such event. Notwithstanding the foregoing, no Buyer shall be required to purchase the Additional Preferred Shares unless each of the following conditions is satisfied: (i) such Buyer shall have received the Additional Share Notice on or before the second business day after the Effectiveness Deadline (as defined in the Registration Rights Agreement); (ii) the Company shall take all action necessary to have on the Additional Closing Date, Conversion Shares which are (1) authorized and reserved for issuance, (2) available under rule 4460 of the Nasdaq National Market and (3) available for resale under the Registration Statement which shall have been declared effective, of no less than 200% of the sum of (A) the number of Conversion Shares issuable upon the conversion of all of the outstanding Initial Preferred Shares and the Additional Preferred Shares to be issued by the Company and (B) the number of Conversion Shares then held by Buyers; (iii) during the period beginning on the date of this Agreement and ending on and including the Additional

Closing Date, there shall not have occurred (A) a public announcement of a Major Transaction (as defined in Section 3(c) of the Certificate of Designations) which has not been abandoned or terminated, (B) a Triggering Event (as defined in Section 3(d) of the Certificate of Designations) or (C) a Material Adverse Change (as defined below); (iv) at all times during the period beginning on the date of this Agreement and ending on and including the Additional Closing Date, the Common Stock shall have been designated on the Nasdaq National Market and shall not have been suspended from trading and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock; and (vii) and the Company shall not have previously delivered an Additional Share Notice. The Additional Closing shall occur on the Additional Closing Date at the offices of Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693 or such other place as the parties shall agree. The Initial Closing Date and the Additional Closing Date collectively are referred to in this Agreement as the "CLOSING DATES." "MATERIAL ADVERSE CHANGE" means any change, event, result or happening involving, directly or indirectly, the Company or any of its Subsidiaries (as defined below) resulting in a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

                  d. FORM OF PAYMENT. On each of the Closing Dates, (i) each Buyer shall pay the Purchase Price to the Company for the Preferred Shares to be issued and sold to such Buyer at the respective Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer, stock certificates (in the denominations as such Buyer shall request) (the "STOCK CERTIFICATES") representing such number of the Preferred Shares which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers). Such Stock Certificates shall bear the restrictive legends required pursuant to Section 2(g).

         2.       BUYER'S REPRESENTATIONS AND WARRANTIES.

                  Each Buyer represents and warrants with respect to only itself that:

                  a. INVESTMENT PURPOSE. Such Buyer (i) is acquiring the Preferred Shares and (ii) upon conversion of the Preferred Shares, will acquire the Conversion Shares then issuable (the Preferred Shares and the Conversion Shares collectively are referred to herein as the "SECURITIES"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                  b. ACCREDITED INVESTOR STATUS. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

                  c. RELIANCE ON EXEMPTIONS. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

                  d. INFORMATION. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                  e. NO GOVERNMENTAL REVIEW. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  f. TRANSFER OR RESALE. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have, if requested by the Company, delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with assurance reasonably acceptable to the Company that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                  g. LEGENDS. Such Buyer understands that the certificates or other instruments representing the Preferred Shares and, until such time as the sale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that such Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

                  h. AUTHORIZATION; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                  i. RESIDENCY. Such Buyer is a resident of that country specified on the Schedule of Buyers.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to each of the Buyers that:

                  a. ORGANIZATION AND QUALIFICATION. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) (a complete list of which is set forth in SCHEDULE 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below) or the Certificate of Designations.

                  b. AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Second Amendment to the Shareholder Rights Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents and the Certificate of Designations by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Preferred Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, except for, if required by the Principal Market (as defined below), approval by its stockholders prior to the issuance of a number of shares of Common Stock equal to or in excess of 20% of the number of shares of common Stock outstanding immediately prior to the Initial Closing Date; (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) prior to each of the Closing Dates, the Certificate of Designations has been filed with the Secretary of State of The Commonwealth of Massachusetts and will be in full force and effect, enforceable against the Company in accordance with its terms. The "PRINCIPAL MARKET" shall mean the securities or trading market upon which the Common Stock is listed or quoted provided that such market is one of the following: the Nasdaq National Market, The American Stock Exchange, Inc. or The New York Stock Exchange, Inc.

                  c. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 30,000,000 shares of Common Stock, of which as of the date hereof, 20,597,272 shares were issued and outstanding, 2,786,622 shares are issuable and reserved for issuance pursuant to the Company's stock option plans and no shares are issuable and reserved for issuance pursuant to securities (other than the Preferred Shares) exercisable or exchangeable for, or convertible into, shares of Common Stock, except as set forth on SCHEDULE 3(c) and (ii) 1,000,000 shares of preferred stock, which as of the date hereof, no shares were issued and outstanding, except as set forth on SCHEDULE 3(c). All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in SCHEDULE 3(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement), (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement, and
(vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyers true and correct copies of the Company's Restated Articles of Organization, as amended and as in effect on the date hereof (the "ARTICLES OF ORGANIZATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

                  d. ISSUANCE OF SECURITIES. The Preferred Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Certificate of Designations. A number of shares of Common Stock equal to 200% of the number of Conversion Shares issuable upon conversion of the Preferred Shares and outstanding on the applicable Closing Date (after giving effect to the Preferred Shares issued on such Closing Date and assuming all such outstanding Preferred Shares were fully convertible on such date regardless of any limitation on the timing or amount of such conversions) initially have been duly authorized and reserved for issuance (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) upon conversion of the Preferred Shares. Upon conversion in accordance with the Certificate of Designations, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Based in part upon the representations of the Buyers set forth in Section 2, the issuance by the Company of the Securities is exempt from registration under the 1933 Act.

                  e. NO CONFLICTS. Except as disclosed in SCHEDULE 3(e), the execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Designations and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or material instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in
SCHEDULE 3(e), neither the Company nor its Subsidiaries is in violation of any term of or in default under the Articles of Organization, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock or the By-laws or their organizational charter or by-laws, respectively, or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not individually or in the aggregate have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance, regulation of any governmental entity having authority or jurisdiction over the Company, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents or to perform its obligations under the Certificate of Designations, in each case in accordance with the terms hereof or thereof. Except as disclosed in SCHEDULE 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Principal Market as in effect on the date hereof and on each of the Closing Dates and is not aware of any facts which would reasonably lead to delisting of the Common Stock by the Principal Market in the foreseeable future.

                  f. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since December 31, 1997, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyers or their respective representatives true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

                  g. ABSENCE OF CERTAIN CHANGES. Except as disclosed in SCHEDULE 3(g) or in the SEC Documents filed at least five (5) days prior to the date hereof and available on EDGAR, since December 31, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                  h. ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except as set forth in SCHEDULE 3(h).

                  i. ACKNOWLEDGMENT REGARDING BUYERS' PURCHASE OF PREFERRED SHARES. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the

Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  j. NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES. Other than the transactions contemplated hereby, no event, liability, development or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

                  k. NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                  l. NO INTEGRATED OFFERING. The Company has not, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                  m. EMPLOYEE RELATIONS. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

                  n. INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on SCHEDULE 3(n), none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights necessary to conduct its business as now or as proposed to be conducted have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on
SCHEDULE 3(n), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                  o. ENVIRONMENTAL LAWS. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

                  p. TITLE. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE 3(p) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                  q. INSURANCE. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

                  r. REGULATORY PERMITS. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such items would not have, individually or in the aggregate, a Material Adverse Effect and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  s. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the reasonable judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                  t. TAX STATUS. Except as set forth on SCHEDULE 3(t), the Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  u. CERTAIN TRANSACTIONS. Except as set forth on SCHEDULE 3(u) and in the SEC Documents filed at least ten days prior to the date hereof and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on SCHEDULE 3(c), none of the officers or directors of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.

                  v. DILUTIVE EFFECT. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Preferred Shares will increase in certain circumstances. The Company further acknowledges that, subject to such limitations as are expressly set forth in the Transaction Documents, its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                  w. SHAREHOLDER RIGHTS PLAN; APPLICATION OF TAKEOVER PROTECTIONS. The Company and its directors have taken all necessary action, if any, in order to render inapplicable (i) any shareholder rights plan, "poison pill" or similar arrangement (a

"Shareholder Rights Plan") to which it is a party and (ii) any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Restated Articles of Organization of the Company or any anti-takeover laws which are or could be applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Preferred Shares or the Conversion Shares and any Buyer's ownership of such shares.

                  x. NO OTHER AGREEMENTS. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

         4.       COVENANTS.

                  a. BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  b. FORM D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating the offer and sale of the Securities required under the applicable securities or "Blue Sky" laws of the states of the United States following each of the Closing Dates.

                  c. REPORTING STATUS. Until the earlier of (i) the date which is one year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Conversion Shares and (B) none of the Preferred Shares is outstanding (the "REGISTRATION PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  d. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Preferred Shares for substantially the same purposes and in substantially the same amounts as indicated in SCHEDULE 4(d).

                  e. FINANCIAL INFORMATION. The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within five (5) days after the filing thereof with the SEC, a copy of any Current Reports on Form 8-K; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                  f. RESERVATION OF SHARES. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 200% of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares with respect to all outstanding Preferred Shares.

                  g. INTENTIONALLY OMITTED.

                  h. LISTING. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system (including the Principal Market), if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents and the Certificate of Designations. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly provide to each Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(h).

                  i. EXPENSES. Subject to Section 9(l) below, following the Initial Closing, the Company shall reimburse the Buyers for the Buyers' reasonable expenses (including attorneys fees and expenses) in connection with negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby up to an aggregate of $30,000.

                  j. PROXY STATEMENT. The Company shall provide each stockholder entitled to vote at the next meeting of stockholders of the Company, which shall be not later than 120 days after the Initial Closing Date (the "Stockholder Meeting Deadline"), a proxy statement, which has been previously reviewed by the Buyers and a counsel of their choice, soliciting each such stockholder's affirmative vote at such stockholder meeting for approval of the Company's issuance of all of the Securities as described in this Agreement and the increase in the number of the Company's authorized shares of Common Stock to 50,000,000, and the Company shall use its best efforts to solicit its stockholders' approval of such issuance of the Securities and cause the Board of Directors of the Company to recommend to the stockholders that they approve such proposal. If the Company fails to hold a meeting of its stockholders by the Stockholder Meeting Deadline (unless such failure is the result solely of the actions of the Buyers), then, as partial relief (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Preferred Shares an amount in cash per Preferred Share equal to the product of (i) $1,000 multiplied by (ii) .025 multiplied by (iii) the quotient of (x) the number of days after the Stockholder Meeting Deadline that a meeting of the Company's stockholders is not held, divided by (y) 30. The Company shall make the payments referred to in the immediately preceding sentence within five days of the earlier of (I) the holding of the meeting of the Company's stockholders, the failure of which resulted in the requirement to make such payments and (II) the last day of each 30-day period beginning on the day after the Stockholder Meeting Deadline. In the event the Company fails to make such payments in a timely manner, such payments shall bear interest at the rate of 1.5% per month (pro rated for partial months) until paid in full.

                  k. TRANSACTIONS WITH AFFILIATES. So long as (i) any Preferred Shares are outstanding or (ii) any Buyer owns Conversion Shares with a market value equal to or greater than $500,000, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "RELATED PARTY"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "AFFILIATE" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly,
(i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

                  l. FILING OF FORM 8-K. On or before the second (2nd) business day following each of the Closing Dates, the Company shall file a Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents and consummated at such Closing, in each case in the form required by the 1934 Act.

5.       TRANSFER AGENT INSTRUCTIONS.

                  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreements set forth in Section 2(g) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, in form and substance which is generally acceptable, that registration of a resale by such Buyer of any of such Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer and without any restrictive legends. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  a. INITIAL CLOSING DATE. The obligation of the Company hereunder to issue and sell the Initial Preferred Shares to each Buyer at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  (i) Such Buyer shall have executed each of the Transaction Documents and delivered the same to the Company.

                  (ii) The Certificate of Designations shall have been filed with the Secretary of State of The Commonwealth of Massachusetts.

                  (iii) Such Buyer shall have delivered to the Company the Purchase Price for the Initial Preferred Shares being purchased by such Buyer at the Initial Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                  (iv) The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Initial Closing Date.

                  b. ADDITIONAL CLOSING DATE. The obligation of the Company hereunder to issue and sell the Additional Preferred Shares to each Buyer at the Additional Closing is subject to the satisfaction, at or before the Additional Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  (i) Such Buyer shall have delivered to the Company the Purchase Price for the Additional Preferred Shares being purchased by such Buyer at the Additional Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                  (ii) The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Additional Closing Date.

         7.       CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

                  a. INITIAL CLOSING DATE. The obligation of each Buyer hereunder to purchase the Initial Preferred Shares at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                  (i) The Company shall have executed each of the Transaction Documents, and delivered the same to such Buyer.

                  (ii) The Certificate of Designations shall have been filed with the Secretary of State of The Commonwealth of Massachusetts, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

                  (iii) The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been suspended by the Principal Market or the SEC, at any time beginning on the date hereof and through and including the Initial Closing Date and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock.

                  (iv) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of the Initial Closing Date regarding the representation contained in Section 3(c) above.

                  (v) Such Buyer shall have received the opinion of the Company's counsel dated as of the Initial Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of EXHIBIT C attached hereto.

                  (vi) The Company shall have executed and delivered to such Buyer the Stock Certificates (in such denominations as such Buyer shall request) for the Preferred Shares being purchased by such Buyer at the Initial Closing.

                  (vii) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to such Buyer (the "RESOLUTIONS").

                  (viii) As of the Initial Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, a number of shares of Common Stock equal to at least 200% of the number of Conversion Shares issuable upon conversion of the Preferred Shares outstanding on the Initial Closing Date (after giving effect to the Preferred Shares to be issued on the Initial Closing Date and assuming all such Preferred Shares were fully convertible or exercisable on such date regardless of any limitation on the timing or amount of such conversions or exercises).

                  (ix) The Irrevocable Transfer Agent Instructions, in the form of EXHIBIT D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  (x) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Initial Closing.

                  (xi) The Company shall have delivered to such Buyer a certified copy of its

         Articles of Organization as certified by the Secretary of State of The Commonwealth of Massachusetts within ten days of the Initial Closing Date.

                  (xii) The Company shall have delivered to such Buyer a clerk's certificate, dated as the Initial Closing Date, as to (i) the Resolutions, (ii) the Articles of Organization and (iii) the Bylaws, each as in effect at the Initial Closing.

                  (xiii) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

                  b. ADDITIONAL CLOSING DATE. The obligation of each Buyer hereunder to purchase the Additional Preferred Shares at the Additional Closing is subject to the satisfaction, at or before the Additional Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                  (i) Certificate of Designations shall be in full force and effect and shall not have been amended since the Initial Closing Date, and a copy thereof certified by the Secretary of State of The Commonwealth of Massachusetts shall have been delivered to such Buyer.

                  (ii) The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been suspended by Principal Market or the SEC on or at any time prior to the Additional Closing Date and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock on or prior to the Additional Closing Date.

                  (iii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Additional Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Additional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of the Additional Closing Date regarding the representation contained in Section 3(c) above.

                  (iv) Such Buyer shall have received the opinion of the Company's counsel dated as of the Additional Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of EXHIBIT C attached hereto.

                  (v) The Company shall have executed and delivered to such Buyer the Stock

         Certificates (in such denominations as such Buyer shall request) for the Preferred Shares being purchased by such Buyer at the Additional Closing.

                  (vi) The Board of Directors of the Company shall have adopted the Resolutions.

                  (vii) As of the Additional Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, a number of shares of Common Stock equal to at least 200% of the number of Conversion Shares issuable upon conversion of the Preferred Shares outstanding on the Additional Closing Date (after giving effect to the Preferred Shares to be issued on such Additional Closing Date and assuming all such outstanding Preferred Shares were fully convertible or exercisable on such date regardless on any limitation on the timing or amount of such conversions or exercises) which such number of shares of Common Stock shall be fully available to be issued as Conversion Shares under Rule 4460 of the Nasdaq National Market.

                  (viii) The Irrevocable Transfer Agent Instructions, in the form of EXHIBIT D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  (ix) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Additional Closing.

                  (x) The Company shall have delivered to such Buyer a certified copy of its Articles of Organization as certified by the Secretary of State of The Commonwealth of Massachusetts within ten days of the Additional Closing Date.

                  (xi) The Company shall have delivered to such Buyer a clerk's certificate, dated as the Additional Closing Date, as to (i) the Resolutions, (ii) the Articles of Organization and (iii) the Bylaws, each as in effect at the Additional Closing.

                  (xii)    The conditions to the Additional Closing set forth in
         Section 1(c) shall have been satisfied on or before the Additional Closing Date.

                  (xiii) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

         8. INDEMNIFICATION. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents and the Certificate of Designations, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or the Certificate of Designations or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or the Certificate of Designations or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or the Certificate of Designations or any other certificate, instrument or document contemplated hereby or thereby, (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (e) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Notwithstanding the foregoing, if a Buyer breaches its obligations under Section 4(d) of the Registration Rights Agreement to refrain from disposing of Registrable Securities pursuant to the Registration Statement under the circumstances described in Section 4(d) of the Registration Rights Agreement, then such Buyer shall not be entitled to indemnification under clause (c) or (e) above with respect to actions, suits or claims made against such Buyer which are based on such breach.

         9.       GOVERNING LAW; MISCELLANEOUS.

                  a. GOVERNING LAW. The corporate laws of The Commonwealth of Massachusetts shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  b. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  c. HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or the Certificates of Designations unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Preferred Shares, as the case may be.

                  f. NOTICES. Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically generated and kept on file by the sending party); (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Alpha-Beta Technology, Inc.
                           One Innovation Drive
                           Worcester, Massachusetts 01605
                           Telephone: 508-798-6900
                           Facsimile: 508-799-7968
                           Attention: Joseph M. Grimm

                  With a copy to:

                           Company Counsel
                           Goodwin, Procter & Hoar LLP
                           Exchange Place
                           Boston, Massachusetts 02109
                           Telephone: 617-570-1000
                           Facsimile: 617-523-1231
                           Attention: John J. Egan III, Esq.

         If to the Transfer Agent:

                           Boston EquiServe
                           Shareholder Services Division
                           150 Royall Street
                           Canton, Massachusetts 02021
                           Telephone: 781-575-2000
                           Facsimile: 781-575-2549
                           Attention: Therese Collins

         If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers.

         Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                  g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares. Until the Company fully satisfies its obligations, if any, under Sections 2(d)(i) and 3 of the Certificate of Designations, the Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of two-thirds (2/3) of the Preferred Shares then outstanding including by merger or consolidation. A Buyer may assign some or all of its rights hereunder to affiliates or associates of such Buyer, without the consent of the Company, and to others, with the consent of the Company; provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption. Notwithstanding anything to the contrary contained in the Transaction Documents, Buyer shall be entitled to pledge the Securities in connection with a bona fide margin account.

                  h. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. SURVIVAL. Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive each of the Closings. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  j. PUBLICITY. The Company and each Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  k. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  l. TERMINATION. In the event that the Initial Closing shall not have occurred with respect to a Buyer on or before three (3) business days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(l), the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(i) above.

                  m. PLACEMENT AGENT. The Company acknowledges that it has engaged

World Capital Funding, LLC as placement agent in connection with the sale of the Preferred Shares. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the purchase of the Securities by the Buyers. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

                  n. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  o. REMEDIES. Each Buyer and each holder of Preferred Shares, Conversion Shares shall have all rights and remedies set forth in this Agreement, the Certificate of Designation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                  p. PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to the Certificate of Designations or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.


                                   * * * * * *

         IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of day and year first above written.


COMPANY:                                  BUYERS:
--------                                  -------

ALPHA-BETA TECHNOLOGY, INC.               HFTP INVESTMENTS LLC
                                          By: Promethean Investment Group L.L.C.
                                          Its: Investment Manager


By: /s/ Joseph M. Grimm                   By: /s/ James F. O'Brien, Jr.
    --------------------------------          ----------------------------------
Name: Joseph M. Grimm                     Name: James F. O'Brien, Jr.
Its: Chief Financial Officer              Its:  President

                               SCHEDULE OF BUYERS



                                                                      NUMBER OF
                                                                      INITIAL/
                                                                      DDITIONAL
                                       INVESTOR ADDRESS               PREFERRED     INVESTOR'S REPRESENTATIVES' ADDRESS
   INVESTOR NAME                     AND FACSIMILE NUMBER              A SHARES             AND FACSIMILE NUMBER
--------------------        ---------------------------------------   ---------     -----------------------------------
HFTP INVESTMENTS LLC        c/o Promethean Investment Group, L.L.C.   1500/1500     Promethean Investment Group, L.L.C.
                            40 West 57th Street, Suite 1520                         40 West 57th Street, Suite 1520
                            New York, New York 10019                                New York, New York 10019
                            Attn: James F. O'Brien, Jr.                             Attn: James F. O'Brien, Jr.
                            Facsimile: 212-698-0505                                 Facsimile: 212-698-0505

                            Residence: New York                                     Katten Muchin & Zavis
                                                                                    525 West Monroe, Suite 1600
                                                                                    Chicago, Illinois  60661-3693
                                                                                    Attn: Robert J. Brantman, Esq.
                                                                                    Facsimile: 312-902-1061

                                                                     APPENDIX B


                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2997834
                                                              ------------------


                       THE COMMONWEALTH OF MASSACHUSETTS
-----------                 WILLIAM FRANCIS GALVIN
Examiner                 Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                        CERTIFICATE OF VOTE OF DIRECTORS
                    ESTABLISHING A CLASS OR SERIES OF STOCK
                    (GENERAL LAWS, CHAPTER 156B, SECTION26)

             We,     Spiros Jamas                                 *President
                 -----------------------------------------------,

             and     D. Davidson Easson, Jr.                      *Clerk
                 -----------------------------------------------,

             of ALPHA-BETA TECHNOLOGY, INC.
                -------------------------------------------------------------,
                             (Exact name of corporation)

             located at: One Innovation Drive, Worcester, Massachusetts 01605
                        -----------------------------------------------------,
                           (Street Address of corporation in Massachusetts)

             do hereby certify that at a meeting of the directors of the corporation held on October 5, 1998, the following vote amending and restating the relative rights and preferences of a series of stock prior to issuance was duly adopted:

                    See attached pages 2A through 28A and 2B










             *Delete the inapplicable words.
-----------  NOTE: VOTES FOR WHICH THE SPACE PROVIDED ABOVE IS NOT SUFFICIENT
P.C. SHOULD BE PROVIDED ON ONE SIDE OF SEPARATE 8 1/2 x 11 SHEETS OF WHITE PAPER, NUMBERED 2A, 2B, ETC., WITH A LEFT MARGIN OF AT LEAST 1 INCH.

                        CERTIFICATE OF VOTE OF DIRECTORS
                         OF ALPHA-BETA TECHNOLOGY, INC.
                    AMENDING AND RESTATING TERMS OF SERIES F
                           CONVERTIBLE PREFERRED STOCK
                                PRIOR TO ISSUANCE

         WHEREAS, on October 16, 1998, Alpha-Beta Technology, Inc. (the "COMPANY"), a corporation organized and existing under the Massachusetts Business Corporation Law (the "MBCL"), filed a Certificate of Vote of Directors Establishing Series F Convertible Preferred Stock with the Secretary of State of The Commonwealth of Massachusetts certifying that the Board of Directors of the Company adopted votes (i) authorizing three thousand (3,000) shares of the Company's Series F Convertible Preferred Stock out of the Company's previously authorized preferred stock, par value $0.01 per share (the "PREFERRED STOCK"), and (ii) providing for the designations, preferences and relative participating, optional or other rights, and the qualifications, limitations or restrictions (collectively, "RIGHTS AND RESTRICTIONS") thereof;

         WHEREAS, the Company has not yet issued any shares of the Series F Convertible Preferred Stock; and

         WHEREAS, the Company has decided to amend and restate the Rights and Restrictions of the Series F Convertible Preferred Stock.

         NOW THEREFORE, the Company does hereby certify that pursuant to authority conferred upon the Company's Board of Directors by the Company's Restated Articles of Organization, as amended, and pursuant to Section 26 of the MBCL, the Board of Directors of the Company authorized the amendment and restatement of the Rights and Restrictions of the Series F Convertible Preferred Stock as follows:

                           VOTED, to amend and restate the Rights and
                  Restrictions of the Company's Series F Convertible Preferred Stock (the "Preferred Shares"), par value $0.01 per share as follows:

         (1)      DIVIDENDS. The Preferred Shares shall not bear any dividends.

         (2) HOLDER'S CONVERSION OF PREFERRED SHARES. A holder of Preferred Shares shall have the right, at such holder's option, to convert the Preferred Shares into shares of the Company's common stock, $0.01 par value per share (the "COMMON STOCK"), on the following terms and conditions:

                  (a) CONVERSION RIGHT. At any time or times on or after the Issuance Date (as defined below), any holder of Preferred Shares shall be entitled to convert any whole number of Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(h)) of Common Stock, at the Conversion Rate (as defined below); provided, however, that in no event shall any holder be entitled to convert Preferred Shares in excess of that number of Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted Preferred Shares beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(a), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

                  (b) CONVERSION RATE AND OTHER DEFINITIONS. The number of shares of Common Stock issuable upon conversion of each of the Preferred Shares pursuant to Sections (2)(a) and 2(g) shall be determined according to the following formula (the "CONVERSION RATE"):

                           (.06)(N/365)(1,000) + 1,000
                           ---------------------------
                                 Conversion Price

         For purposes of this Certificate of Designations, the following terms shall have the following meanings:


                           (i)      "CONVERSION PRICE" means, as of any
                  Conversion Date (as defined below) or other date of determination, the lower of the Fixed Conversion Price and the Floating Conversion Price, each in effect as of such date and subject to adjustment as provided herein;

                           (ii) "FIXED CONVERSION PRICE" means (A) during the period beginning on the initial Issuance Date of the Preferred Shares and ending on the Additional Closing Date, $1.50 and (B) on and after the Additional Closing Date (as defined in the Securities Purchase Agreement, an amount equal to the sum of the Market Price on the Measurement Date and the Spread Adjustment, subject to adjustment as provided herein;

                           (iii) "FLOATING CONVERSION PRICE" means, as of any date of determination, the lower of (A) the amount obtained by multiplying the Conversion Percentage in effect as of such date by the Market Price for the Common Stock and (B) the Closing Bid Price on the Conversion Date (as defined in
                  Section 2(g)(i) below),each subject to adjustment as provided herein;

                           (iv) "CONVERSION PERCENTAGE" means 85%, subject to adjustment as provided herein;

                           (v) "MARKET PRICE" means, with respect to any security for any date of determination, the price which shall be computed as the arithmetic average of the Closing Sale Price of the Common Stock for the 5 consecutive trading days immediately preceding such date;

                           (vi) "MEASUREMENT DATE" means the business day after the date of the meeting of the Company's stockholders approving the proposals contained in Section 4(j) of the Securities Purchase Agreement between the Company and the initial holders of the Preferred Shares (the "SECURITIES PURCHASE AGREEMENT");

                           (vii) "CLOSING SALE PRICE" means, for any security as of any date, the last closing trade price for such security on the Principal Market (as defined below) as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the last closing bid price of such security as reported by Bloomberg, or, if no last closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Sale Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the shares of Series F Preferred Stock. If the Company and the holders of Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(f)(iii) with the term "Closing Sale Price" being substituted for the term "Market Price." (All such determinations to be appropriately adjusted for any stock dividend, stock, split or other similar transaction during such period);

                           (viii) "CLOSING BID PRICE" means, for any security as of any date, the last closing bid price for such security on the Principal Market as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the shares of Series F Preferred Stock. If the Company and the holders of Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(f)(iii) with the term "Closing Bid Price" being substituted for the term "Market Price." (All such determinations to be appropriately adjusted for any stock dividend, stock, split or other similar transaction during such period);

                           (ix) "N" means the number of days from, but excluding, the Issuance Date through and including the Conversion Date for the Preferred Shares for which conversion is being elected;

                           (x) "ISSUANCE DATE" means, with respect to each Preferred Share, the date of issuance of the applicable Preferred Share;

                           (xi) "SEC" means the Securities and Exchange Commission;

                           (xii) "REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement among the Company and the initial purchasers of the Preferred Shares;

                           (xiii)   "REGISTRATION STATEMENT" means a
                  Registration Statement (as defined in the Registration Rights Agreement);

                           (xiv) "RESERVE NUMBER" means the number of shares of Common Stock reserved for issuance upon the conversion of the Preferred Shares as set by the Company on the Measurement Date, provided, however, that such Reserve Number shall not be less than 200% of the sum of (A) the number of

                  Conversion Shares issuable on the Measurement Date upon the conversion of all of the outstanding Initial Preferred Shares and the Additional Preferred Shares to be issued by the Company and (B) the number of Conversion Shares held by Buyers on the Measurement Date;

                           (xv) "SPREAD ADJUSTMENT" means the Market Price on the Measurement Date minus the Base Price;

                           (xvi) "BASE PRICE" means the aggregate purchase price for the Initial Preferred Shares and the Additional Preferred Shares pursuant to the Securities Purchase Agreement divided by the Reserve Number; and

                           (xvii) "PRINCIPAL MARKET" means the Nasdaq National Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc.

                  (c)      INTENTIONALLY OMITTED.

                  (d) ADJUSTMENT TO CONVERSION PRICE - DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted under this Certificate of Designations, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2(d).

                           (i) ADJUSTMENT OF FIXED CONVERSION PRICE UPON ISSUANCE OF COMMON STOCK. If and whenever on or after the date of issuance of the Preferred Shares, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than shares of Common Stock deemed to have been issued by the Company in connection with Approved Issuances (as defined below)) for a consideration per share less than the Market Price in effect immediately prior to such time (the "APPLICABLE PRICE"), then immediately after such issue or sale, the Fixed Conversion Price shall be reduced to an amount equal to the product of (x) the Fixed Conversion Price in effect immediately prior to such issue or sale and
                  (y) the quotient determined by dividing (1) the sum of (I) the product of the Applicable Price and the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, and (II) the consideration, if any, received by the Company upon such issue or sale, by (2) the product of (I) the Applicable Price and (II) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. For purposes of determining the adjusted Fixed Conversion Price under this Section 2(d)(i), the following shall be applicable:

                                    (A)      ISSUANCE OF OPTIONS. If the
                           Company in any manner grants any rights or options to subscribe for or to purchase Common Stock (other than in connection with an Approved Issuance or upon conversion of the Preferred Shares) or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "OPTIONS" and such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Applicable Price, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this Section 2(d)(i)(A), the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No adjustment of the Fixed Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                                    (B)      ISSUANCE OF CONVERTIBLE SECURITIES.
                           If the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Applicable Price, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this Section 2(d)(i)(B), the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (II) the total maximum number of shares of

                           Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Fixed Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Fixed Conversion Price had been or are to be made pursuant to other provisions of this
                           Section 2(d)(i), no further adjustment of the Fixed Conversion Price shall be made by reason of such issue or sale.

                                    (C)      CHANGE IN OPTION PRICE OR RATE OF
                           CONVERSION. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Fixed Conversion Price in effect at the time of such change shall be readjusted to the Fixed Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Fixed Conversion Price then in effect.

                                    (D)      CERTAIN DEFINITIONS. For purposes
                           of determining the adjusted Fixed Conversion Price under this Section 2(d)(i), the following terms have meanings set forth below:

                                            (I)       "APPROVED ISSUANCES" shall
                                    mean (i) the issuance of Common Stock in a firm commitment, underwritten public offering with commissions, underwriting discounts and allowances not in excess of 7.0% of the gross proceeds, (ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or (iii) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan, stock purchase plan or other plan or written compensation contract for the benefit of the Company's employees or directors.

                                            (II)      "COMMON STOCK DEEMED
                                    OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(d)(i)(A) and 2(d)(i)(B) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the Preferred Shares.

                                    (E)      TREATMENT OF EXPIRED OPTIONS AND
                           UNEXERCISED CONVERTIBLE SECURITIES. If, in any case, the total number of shares of Common Stock issuable upon the exercise of any Option or upon exercise, conversion or exchange of any Convertible Security is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Fixed Conversion Price then in effect will be readjusted to the Fixed Conversion Price which would have been effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                                    (F)      EFFECT ON FIXED CONVERSION PRICE OF
                           CERTAIN EVENTS. For purposes of determining the adjusted Fixed Conversion Price under this Section 2(d)(i), the following shall be applicable:

                                             (I)      CALCULATION OF
                                    CONSIDERATION RECEIVED. If any Common Stock,
                                    Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price of such security on the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of a majority of the Preferred Shares then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company. The determination of such appraiser shall be deemed binding upon all parties absent manifest error.

                                            (II)      INTEGRATED TRANSACTIONS.
                                    In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

                                            (III)     TREASURY SHARES. The
                                    number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                                            (IV)      RECORD DATE. If the
                                    Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (ii) ADJUSTMENT OF FIXED CONVERSION PRICE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Fixed Conversion Price in effect immediately prior to such combination will be proportionately increased.

                           (iii) ADJUSTMENT OF FLOATING CONVERSION PRICE UPON ISSUANCE OF CONVERTIBLE SECURITIES. If the Company in any manner issues or sells Convertible Securities that are convertible into Common Stock at a price which varies with the market price of the Common Stock (the formulation for such variable price being herein referred to as, the "VARIABLE PRICE") and such Variable Price is not calculated using the same formula used to calculate the Floating Conversion Price in effect immediately prior to the time of such issue or sale, the Company shall provide written notice thereof via facsimile and overnight courier to each holder of the Preferred Shares ("VARIABLE NOTICE") on the date of issuance of such Convertible Securities. If the holders of Preferred Shares representing at least two-thirds (2/3) of the Preferred Shares then outstanding provide written notice via facsimile and overnight courier (the "VARIABLE PRICE ELECTION NOTICE") to the Company within five (5) business days of receiving a Variable Notice that such holders desire to replace the Floating Conversion Price then in effect with the Variable Price described in such Variable Notice, the Company shall prepare and deliver to each holder of the Preferred Shares via facsimile and overnight courier a copy of an amendment to this Certificate of Designations (the "VARIABLE PRICE AMENDMENT") that substitutes the Variable Price for the Floating Conversion Price (together with such modifications to this Certificate of Designations as may be required to give full effect to the substitution of the Variable Price for the Floating Conversion Price) within five (5) business days after receipt of the requisite number of Variable Price Election Notices set forth above. The Company shall file such Variable Price Amendment with the Secretary of State of The Commonwealth of Massachusetts within five (5) business days after delivery of the Variable Price Amendment to the holders of the Preferred Shares; provided that in the event that the Company receives a notice prior to the filing of the Variable Price Amendment from any holder who has delivered a Variable Price Election Notice in connection with such Variable Price Amendment that such holder objects to the form of the Variable Price Amendment, the Company shall not file such Variable Price Amendment until such time as the Variable Price Amendment has been revised to the reasonable satisfaction of such holder and approved in writing by the holders of the Preferred Shares representing at least two-thirds (2/3) of the Preferred Shares then outstanding. Except as provided in the preceding proviso, a holder's delivery of a Variable Price Election Notice shall serve as the consent required to amend this Certificate of Designation pursuant to Section 12 below.

                           (iv)     REORGANIZATION, RECLASSIFICATION,
                  CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "ORGANIC CHANGE." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding) to insure that each of the holders of the Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock otherwise acquirable and receivable upon the conversion of such holder's Preferred Shares, such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such holder's Preferred Shares had such Organic Change not taken place (without taking into account any limitations or restrictions on the timing or amount of conversions). In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2(d) and Section 2(e) will thereafter be applicable to the Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Fixed Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, if the value so reflected is less than the Fixed Conversion Price in effect immediately prior to such consolidation, merger or sale and an immediate revision to the Floating Conversion Price to reflect the price of the common stock of the surviving entity and the market in which such common stock is traded). The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding), the obligation to deliver to each holder of Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                           (v) CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 2(d) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Preferred Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 2(d).

                           (vi)     NOTICES.

                                    (A) Immediately upon any adjustment of the
                           Conversion Price as provided in Section 2(d)(i), the Company will give written notice thereof to each holder of the Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                                    (B) The Company will give written notice to
                           each holder of the Preferred Shares at least twenty
                           (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                                    (C) The Company will also give written
                           notice to each holder of Preferred Shares at least twenty (20) days prior to the date on which any Organic Change, dissolution or liquidation will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                           (e)      PURCHASE RIGHTS. In addition to any
                  adjustments of the Conversion Price pursuant to Section 2(d), if at any time after the Issuance Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the holders of the Preferred Shares will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the timing or amount of conversions) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                           (f) FIXING OF CONVERSION PRICE - MAJOR CORPORATE EVENT ANNOUNCEMENT. Notwithstanding anything contained in
                  Section 2(b) above, in the event (i) the Company makes a public announcement that it intends to consolidate or merge with or into another Person or engage in a business combination involving the issuance or exchange of 40% or more of the

                  Company's outstanding Common Stock (ii) the Company makes a public announcement that it intends to sell or transfer substantially all of the Company's assets, or (iii) any person, group or entity (including the Company) publicly announces a purchase, tender or exchange offer for 50% or more of the Company's outstanding Common Stock (the transactions described in clauses (i), (ii) and (iii) above are hereinafter referred to as "MAJOR CORPORATE EVENTS" and the date of the announcement referred to in clause (i), (ii) or (iii) is hereinafter referred to as the "ANNOUNCEMENT DATE"), then the Fixed Conversion Price shall, effective upon the Announcement Date and continuing through the Adjusted Conversion Price Termination Date (as defined below), be equal to the Conversion Price which would have been applicable for a conversion by the holder pursuant to Section 2(a) occurring on the Announcement Date. From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in Section 2(a). For purposes hereof, "ADJUSTED CONVERSION PRICE TERMINATION DATE" shall mean, with respect to any proposed Major Corporate Event for which a public announcement as contemplated by this Section 2(f) has been made, the date upon which the Company or the person, group or entity (in the case of clause (iii) above) publicly announces the consummation, termination or abandonment of the proposed Major Corporate Event which was the subject of the previous public announcement.

                           (g)      MECHANICS OF CONVERSION.

                                    (i)      HOLDER'S DELIVERY REQUIREMENTS.  To
                           convert Preferred Shares into full shares of Common Stock on any date (the "CONVERSION DATE"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Eastern Time on such date, a copy of a fully executed notice of conversion in the form attached hereto as
                           EXHIBIT I (the "CONVERSION NOTICE"), to the Company or its designated transfer agent (the "TRANSFER AGENT") and (B) surrender to a common carrier for delivery to the Company, as soon as practicable following such date, the original certificate(s) representing the Preferred Shares being converted (or an indemnification undertaking reasonably satisfactory to the Company with respect to such shares in the case of their loss, theft or destruction) (the "PREFERRED STOCK CERTIFICATE(S)").

                                    (ii)     COMPANY'S RESPONSE. Upon receipt by
                           the Company of a facsimile copy of a Conversion Notice, the Company shall as soon as practicable, but in any event no later than the next business day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company of the Preferred Stock Certificate(s) to be converted pursuant to a Conversion Notice, the Company shall, on the next business day following the date of receipt, (I) issue and surrender to a common carrier for overnight delivery to the address specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, or (II) credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Preferred Shares being converted, then the Company or Transfer Agent, as the case may be, shall, as soon as practicable and in no event later than two business days after receipt of the Preferred Stock Certificate(s) and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

                                    (iii)    DISPUTE RESOLUTION. In the case of
                           a dispute as to the determination of the Market Price or the arithmetic calculation of the Conversion Rate, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one business day of receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the determination of the Market Price or arithmetic calculation of the Conversion Rate within one (1) business day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile (A) the disputed determination of the Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

                                    (iv)     RECORD HOLDER. The person or
                           persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                                    (v)      COMPANY'S FAILURE TO TIMELY
                           CONVERT. If within five (5) business days after the Company's or the Transfer Agent's receipt of the Preferred Stock Certificates to be converted the Company shall fail (I) to issue a certificate for the number of shares of Common Stock to which a holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of shares of Common Stock to which the holder is entitled upon such holder's conversion of

                           Preferred Shares or (II) to issue a new Preferred Stock Certificate representing the number of Preferred Shares to which such holder is entitled pursuant to Section 2(f)(ii), in addition to all other available remedies which such holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 6 thereof), the Company shall pay additional damages to such holder on each date after the fifth business day that such conversion or delivery of such Preferred Stock Certificates, as the case may be, is not timely effected in an amount equal to 0.5% of the product of
                           (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 2(f)(ii) and to which such holder is entitled and, in the event the Company has failed to deliver a Preferred Stock Certificate to the holder on a timely basis pursuant to Section 2(f)(ii), the number of shares of Common Stock issuable upon conversion of the Preferred Shares represented by such Preferred Stock Certificate, as of the last possible date which the Company could have issued such Preferred Stock Certificate to such holder without violating Section 2(f)(ii) and (B) the Closing Sale Price of the Common Stock on the last possible date which the Company could have issued such Common Stock and the Preferred Stock Certificate, as the case may be, to such holder without violating Section 2(f)(ii). In addition to the foregoing, if for any reason a holder has not received all of the shares of Common Stock prior to the tenth (10th) business day after the expiration of the share delivery period with respect to a conversion of Preferred Shares, then the Fixed Conversion Price in respect of any Preferred Shares held by such holder (including Preferred Shares submitted for conversion, but for which shares of Common Stock have not been issued to such holder) shall thereafter be the lesser of (i) the Fixed Conversion Price on the Conversion Date specified in the Conversion Notice which resulted in the Conversion Failure and (ii) the lowest Conversion Price in effect during the period beginning on, and including, such Conversion Date through and including the day such shares of Common Stock are delivered to the holder. The Fixed Conversion Price shall thereafter be subject to further adjustment for any other events described in this Section 2. If the Company fails to pay the additional damages set forth in this Section 2(g)(v) within five (5) business days of the date incurred, then the holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company upon written notice, to immediately issue, in lieu of the cash additions damages set forth in this Section 2(g)(v), the number of shares of Common Stock equal to the quotient of
                           (X) the aggregate amount of the additional damages payments described above divided by (Y) the Conversion Price in effect on such Conversion Date as is specified by the holder in writing to the Company

                           (h) MANDATORY CONVERSION AT MATURITY. If any Preferred Shares remain outstanding on the Maturity Date (as defined below), then all such Preferred Shares shall be converted as of such date in accordance with this Section 2 as if the holders of such Preferred Shares had given the Conversion Notice on the Maturity Date; provided, however, that if a Triggering Event (other than a Triggering Event resulting from the Section 3(d)(vi) due to the Company's breach of a representation) has occurred and is continuing on the Maturity Date, then the Company shall, within five business days following the Maturity Date (unless otherwise notified in writing by the holder of its request to have the Preferred Shares converted into Common Stock), pay to each holder of Preferred Shares then outstanding, in immediately available funds, an amount equal to the Triggering Event Redemption Price as of the Maturity Date. All holders of Preferred Shares shall thereupon surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent, provided that the Company has complied with its obligations under this Section 2(g). Notwithstanding the foregoing, if the Common Stock is not designated for quotation or listed on the Principal Market but such event does not constitute Triggering Event, then the Mandatory Conversion Date shall be extended until the Common Stock is so designated or listed. "MATURITY DATE" means the date which is four years after the applicable Issuance Date for the Preferred Shares.

                           (i) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

                           (j) TAXES. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Preferred Shares.

         (3)      REDEMPTION AT OPTION OF HOLDERS.

                  (a) REDEMPTION OPTION UPON MAJOR TRANSACTION. In addition to all other rights of the holders of Preferred Shares contained herein, simultaneous with or after the occurrence of a Major Transaction (as defined below), each holder of Preferred

         Shares shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's Preferred Shares at a price per Preferred Share equal to the greater of (i) 130% of the Liquidation Value (as defined in Section 8) and (ii) the product of (A) the Conversion Rate on the date the Notice of Redemption at Option of Buyer Upon Major Transaction is given and (B) the Closing Sale Price on the date of the public announcement of such Major Transaction or the next date on which the exchange or market on which the Common Stock is traded is open if such public announcement is made (X) after 12:00 p.m., Central Time, time on such date or (Y) on a date on which the exchange or market on which the Common Stock is traded is closed ("MAJOR TRANSACTION REDEMPTION PRICE").

                  (b) REDEMPTION OPTION UPON TRIGGERING EVENT. In addition to all other rights of the holders of Preferred Shares contained herein, simultaneous with or after the occurrence of a Triggering Event (as defined below), each holder of Preferred Shares shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's Preferred Shares at a price per Preferred Share equal to the greater of (i) 130% of the Liquidation Value and
         (ii) the product of (A) the Conversion Rate on the date of such holder's delivery of a Notice of Redemption at Option of Holder Upon Triggering Event (as defined below) and (B) the greater of (I) the Closing Sale Price on the trading day immediately preceding such Triggering Event or (II) the Closing Sale Price on the date of the holder's delivery to the Company of a Notice of Redemption at Option of Holder Upon Triggering Event (as defined below) or, if such date of delivery is not a trading day, the next date on which the exchange or market on which the Common Stock is traded is open ("TRIGGERING EVENT REDEMPTION PRICE" and, collectively with "MAJOR TRANSACTION REDEMPTION PRICE," the "REDEMPTION PRICE").

                  (c) "MAJOR TRANSACTION". A "MAJOR TRANSACTION" shall be deemed to have occurred at such time as any of the following events:

                           (i) the consolidation, merger or other business combination of the Company with or into another Person (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);

                           (ii) the sale or transfer of all or substantially all of the Company's assets; or

                           (iii) a purchase, tender or exchange offer made to and accepted by the holders of more than 40% of the outstanding shares of Common Stock.

                  (d) "TRIGGERING EVENT". A "TRIGGERING EVENT" shall be deemed to have occurred at such time as any of the following events:

                           (i) the failure of the Registration Statement to be declared effective by the SEC on or prior to the date that is 120 days after the Issuance Date to which such Registration Statement is related;

                           (ii) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Preferred Shares for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of at least ten consecutive days or for an aggregate of at least twenty days in any 180 day period;

                           (iii) the suspension from trading or quotation or failure of the Common Stock to be listed or quoted on the Principal Market for a period of five consecutive days or for an aggregate of at least ten days in any 365 day period;

                           (iv) the Company's notice to any holder of Preferred Shares, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any Preferred Shares into shares of Common Stock, including due to any of the reasons set forth in
                  Section 4(a), or the Company's failure to deliver Conversion Shares within ten days of the Conversion Date;

                           (v) upon the Company's receipt of a Conversion Notice, the Company shall not be obligated to issue the Conversion Shares due to the provisions of Section 11;

                           (vi) any representation or warranty by the Company was not true and correct at the time made (including the Issuance Date) or the Company breaches any covenant or other term or condition of the Securities Purchase Agreement, the Registration Rights Agreement, this Certificate of Designations, the Irrevocable Transfer Agent Instructions (as defined in the Securities Purchase Agreement), or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except (i) to the extent that such breach would not have a Material Adverse Effect (as defined in Section 3(a) of the Securities Purchase Agreement) or would materially impair the value of the Preferred Shares (it being agreed and acknowledged that the breach of the covenant contained in
                  Section 4(f) of the Purchase Agreement will be deemed to materially impair the value of the Preferred Shares), and (ii) in the case of a breach of a covenant which is curable, such breach continues for a period of less than ten days; or

                           (vii) the Company's shareholders fail to approve the proposals contemplated by Section 4(j) of the Securities Purchase Agreement on or before the earlier of the first meeting of the Company's shareholders after the initial Issuance Date and 120 days after the initial Issuance Date.

                  (e) MECHANICS OF REDEMPTION AT OPTION OF HOLDER UPON MAJOR TRANSACTION. No sooner than fifteen days nor later than ten days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier (a "NOTICE OF MAJOR TRANSACTION") to each holder of Preferred Shares. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten days prior to a Major Transaction, at any time on or after the date which is ten days prior to a Major Transaction), any holder of the Preferred Shares then outstanding may require the Company to redeem all or a portion of the holder's Preferred Shares, which redemption shall be effective concurrent with the consummation of the Major Transaction, then outstanding by delivering written notice thereof via facsimile and overnight courier (a

         "NOTICE OF REDEMPTION AT OPTION OF HOLDER UPON MAJOR TRANSACTION") to the Company, which Notice of Redemption at Option of Holder Upon Major Transaction shall indicate (i) the number of Preferred Shares that such holder is submitting for redemption and (ii) the applicable Major Transaction Redemption Price, as calculated pursuant to Section 3(a).

                  (f) MECHANICS OF REDEMPTION AT OPTION OF HOLDER UPON TRIGGERING EVENT. Within one business day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier (a "NOTICE OF TRIGGERING EVENT") to each holder of Preferred Shares. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of the Preferred Shares then outstanding may require the Company to redeem all or a portion of the holder's Preferred Shares then outstanding by delivering written notice thereof via facsimile and overnight courier (a "NOTICE OF REDEMPTION AT OPTION OF HOLDER UPON TRIGGERING EVENT") to the Company, which Notice of Redemption at Option of Holder Upon Triggering Event shall indicate (i) the number of Preferred Shares that such holder is submitting for redemption and (ii) the applicable Triggering Event Redemption Price, as calculated pursuant to Section 3(b).

                  (g) PAYMENT OF REDEMPTION PRICE. Upon the Company's receipt of a Notice(s) of Redemption at Option of Holder Upon Triggering Event or a Notice(s) of Redemption at Option of Holder Upon Major Transaction from any holder of Preferred Shares, the Company shall immediately notify each holder of Preferred Shares by facsimile of the Company's receipt of such Notice(s) of Redemption at Option of Holder Upon Triggering Event or Notice(s) of Redemption at Option of Holder Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Company or its Transfer Agent such holder's Preferred Stock Certificates which such holder has elected to have redeemed. The Company shall deliver the applicable Triggering Event Redemption Price, in the case of a redemption pursuant to Section 3(f), to such holder within five business days after the Company's receipt of a Notice of Redemption at Option of Holder Upon Triggering Event and, in the case of a redemption pursuant to Section 3(e), the Company shall deliver the applicable Major Transaction Redemption Price concurrent with the consummation of the Major Transaction; provided that a holder's Preferred Stock Certificates shall have been so delivered to the Company; and provided further that if the Company is unable to redeem all of the Preferred Shares to be redeemed, the Company shall redeem an amount from each holder of Preferred Shares being redeemed equal to such holder's pro rata amount (based on the number of Preferred Shares held by such holder relative to the number of Preferred Shares outstanding) of all Preferred Shares being redeemed. If the Company shall fail to redeem all of the Preferred Shares submitted for redemption in addition to any remedy such holder of Preferred Shares may have under this Certificate of Designations, the Securities Purchase Agreement and the Registration Rights Agreement, the applicable Redemption Price payable in respect of such unredeemed Preferred Shares shall bear interest at the rate of 2.5% per month (prorated for partial months) until paid in full. Until the Company pays such unpaid applicable Redemption Price in full to a holder of Preferred Shares submitted for redemption, such holder shall have the option (the "VOID OPTIONAL REDEMPTION OPTION") to, in lieu of redemption, require the Company to promptly return to such holder(s) all of the Preferred Shares that were submitted for redemption by such holder(s) under this Section 3 and for which the applicable Redemption Price has not been paid, by sending written notice thereof to the Company via facsimile (the "VOID OPTIONAL REDEMPTION NOTICE"). Upon the Company's receipt of such Void Optional Redemption Notice(s) and prior to payment of the full applicable Redemption Price to such holder, (i) the Notice(s) of Redemption at Option of Holder Upon Triggering Event or the Notice(s) of Redemption at Option of Holder Upon Major Transaction, as the case may be, shall be null and void with respect to those Preferred Shares submitted for redemption and for which the applicable Redemption Price has not been paid, (ii) the Company shall immediately return any Preferred Shares submitted to the Company by each holder for redemption under this Section 3(g) and for which the applicable Redemption Price has not been paid, (iii) the Fixed Conversion Price of such returned Preferred Shares shall be adjusted to the lesser of (A) the Fixed Conversion Price in effect on the date on which the Void Optional Redemption Notice(s) is delivered to the Company and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Redemption of Option of Buyer Upon a Major Transaction or the Notice(s) of Redemption at Option of Buyer Upon Triggering Event, as the case may be, is delivered to the Company and ending on the date which the Void Optional Redemption Notice is delivered to the Company; provided that no adjustment shall be made if such adjustment would result in an increase of the Fixed Conversion Price then in effect, (iv) the Conversion Percentage in effect at such time shall be reduced by a number of percentage points equal to the product of (A).50 and (B) the number of days in the period beginning on the date which is the last date on which the Triggering Event Redemption Price or Major Transaction Redemption Price, as the case may be, is required to be delivered in accordance with the foregoing provisions of this Section 3(g) and ending on the date on which the Void Optional Redemption Notice(s) is delivered to the Company and (v) if the redemption was caused by a Triggering Event involving the Company's inability to issue Conversion Shares because of the Exchange Cap (as defined in Section 11), the holders of at least two-thirds of the Preferred Shares then outstanding, including Preferred Shares submitted for redemption pursuant to this Section 3 with respect to which the applicable Redemption Price has not been paid, may direct the Company to immediately delist the Common Stock from the exchange or automated quotation system on which the Common Stock is traded and have the Common Stock, at such holders' option, traded in the electronic bulletin board or the "pink sheets." Notwithstanding the foregoing, in the event of a dispute as to the determination of the Closing Sale Price or the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to
         Section 2(f)(iii) above with the term "Closing Sale Price" being substituted for the term "Market Price" and the term "Redemption Price" being substituted for the term "Conversion Rate". A holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this
         Section 3 shall have priority to payments to other stockholders in connection with a Major Transaction.

         (4)      INABILITY TO FULLY CONVERT.

                  (a) HOLDER'S OPTION IF COMPANY CANNOT FULLY CONVERT. If, upon the Company's receipt of a Conversion Notice or on the Maturity Date, the Company cannot issue shares of Common Stock registered for resale under the Registration Statement (or which are exempt from the registration requirements under the 1933 Act pursuant to Rule 144(k) under the 1933 Act) for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its Securities, including without limitation the Exchange Cap (as defined below), from issuing all of the Common Stock which is to be issued to a holder of Preferred Shares pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 2(f) and, with respect to the unconverted Preferred Shares, the holder, solely at such holder's option, can elect to:

                           (i) require the Company to redeem from such holder those Preferred Shares for which the Company is unable to issue Common Stock in accordance with such holder's Conversion Notice ("MANDATORY REDEMPTION") at a price per Preferred Share (the "MANDATORY REDEMPTION PRICE") equal to the Triggering Event Redemption Price as of such Conversion Date;

                           (ii) if the Company's inability to fully convert Preferred Shares is pursuant to Section 4(a)(z), require the Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 2(f);

                           (iii) void its Conversion Notice and retain or have returned, as the case may be, the nonconverted Preferred Shares that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice); or

                           (iv) if the Company's inability to fully convert Preferred Shares is pursuant to Section 4(a)(y), require the Company to issue shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 2(f) at a Conversion Price equal to the average of the Closing Sale Prices of the Common Stock on the five consecutive trading days immediately preceding such holder's Notice in Response to Inability to Convert (as defined below).

                  (b) MECHANICS OF FULFILLING HOLDER'S ELECTION. The Company shall immediately send via facsimile to a holder of Preferred Shares, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 4(a), a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "INABILITY TO FULLY CONVERT NOTICE"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice, (ii) the number of Preferred Shares which cannot be converted and (iii) the applicable Mandatory Redemption Price. Such holder shall notify the Company of its election pursuant to Section 4(a) above by delivering written notice via facsimile to the Company ("NOTICE IN RESPONSE TO INABILITY TO CONVERT").

                  (c) PAYMENT OF MANDATORY REDEMPTION PRICE. If such holder shall elect to have its shares redeemed pursuant to Section 4(a)(i), the Company shall pay the Mandatory Redemption Price in cash to such holder within five (5) days of the Company's receipt of the holder's Notice in Response to Inability to Convert. If the Company shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 4(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Preferred Shares may have under this Certificate of Designations, the Securities Purchase Agreement and the Registration Rights Agreement, such unpaid amount shall bear interest at the rate of 2.5% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may void the Mandatory Redemption with respect to those Preferred Shares for which the full Mandatory Redemption Price has not been paid and (i) receive back such Preferred Shares and (ii) the Fixed Conversion Price of such returned Preferred Shares shall be adjusted to the lesser of (A) the Fixed Conversion Price as in effect on the date on which the holder voided the Mandatory Redemption and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption. Notwithstanding the foregoing, if the Company fails to pay the applicable Mandatory Redemption Price within such five (5) days time period due to a dispute as to the determination of the Mandatory Redemption Price, such dispute shall be resolved pursuant to Section 2(f)(iii) with the term "MANDATORY REDEMPTION PRICE" being substituted for the term "Conversion Rate".

                  (d) PRO-RATA CONVERSION AND REDEMPTION. In the event the Company receives a Conversion Notice, Notice of Redemption at Option of Holder Upon Major Transaction or Notice of Redemption at Option of Holder Upon Triggering Event from more than one holder of Preferred Shares on the same day and the Company can convert and/or redeem some, but not all, of the Preferred Shares pursuant to this Section 4, the Company shall convert and/or redeem from each holder of Preferred Shares electing to have Preferred Shares converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number of Preferred Shares held by such holder relative to the number of Preferred Shares outstanding) of all Preferred Shares being converted and redeemed at such time.

         (5) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Preferred Shares a preferred stock certificate representing the remaining Preferred Shares which have not been so converted or redeemed.

         (6) RESERVATION OF SHARES. The Company shall, so long as any of the Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding (without regard to any limitations on conversions); provided that the number of shares of Common Stock so reserved shall at no time be less than 200% of the number of shares of Common Stock for which the Preferred Shares are at any time convertible. The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Preferred Shares based on the number of Preferred Shares held by each holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any Preferred Shares shall be allocated to the remaining holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such holder.

         (7) VOTING RIGHTS. Holders of Preferred Shares shall have no voting rights, except as required by law, including but not limited to the MBCL, and as expressly provided in this Certificate of Designations.

         (8) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to the sum of (i) $1,000 and
(ii) an amount equal to the product of (.06) (N/365) ($1,000) (such sum being referred to as the "LIQUIDATION VALUE"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each holder of Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, as a percentage of the full amount of Preferred Funds payable to all holders of Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein; provided that a holder of Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder.

         (9)      PREFERRED RANK; PARTICIPATION.

                  (a) All shares of Common Stock shall be of junior rank to all Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares. Without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Restated Articles of Organization or bylaws, or file any resolution of the board of directors of the Company with the Secretary of State of The Commonwealth of Massachusetts containing any provisions, which would adversely affect or otherwise impair the rights or relative priority of the holders of the Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

                  (b) Subject to the rights of the holders, if any, of the Pari Passu Shares, the holders of the Preferred Shares shall, as holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such holders of Preferred Shares had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

         (10) RESTRICTION ON REDEMPTION AND CASH DIVIDENDS WITH RESPECT TO OTHER CAPITAL STOCK. Until all of the Preferred Shares have been converted or redeemed as provided herein, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, its Common Stock without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares.

         (11) LIMITATION ON NUMBER OF CONVERSION SHARES. Notwithstanding any other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Preferred Shares if the issuance of such shares of Common Stock would exceed 4,094,894 (the "EXCHANGE CAP") without breaching the Company's obligations under the rules or regulations, of the Principal Market requiring the approval of the Company's stockholders for the issuance of a certain number of shares of Common Stock, except that such limitation shall not apply in the event that the Company (i) obtains the approval of its stockholders as required by applicable rules and regulations, of the Principal Market for issuances of Common Stock in excess of the Exchange Cap or (ii) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding. To the extent that the above limitation is applicable to the Company, until such approval or written opinion is obtained, no purchaser of Preferred Shares pursuant to the Securities Purchase Agreement (the "PURCHASERS") shall be issued, upon conversion of Preferred Shares, shares of Common Stock in an amount greater than the product of (x) the Exchange Cap amount multiplied by (y) a fraction, the numerator of which is the number of Preferred Shares issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate amount of all the Preferred Shares issued to the Purchasers pursuant to the Securities Purchase Agreement (the "CAP ALLOCATION AMOUNT"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Preferred Shares, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any holder of Preferred Shares shall convert all of such holder's Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Preferred Shares on a pro rata basis in proportion to the number of Preferred Shares then held by each such holder.

         (12) VOTE TO CHANGE THE TERMS OF OR ISSUE PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, shall be required for (a) any change to this Certificate of Designations or the Company's Restated Articles of Organization which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Preferred Shares, or (b) any issuance of Preferred Shares other than pursuant to the Securities Purchase Agreement.

         (13) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Preferred Shares into Common Stock.

         (14) REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each holder of Preferred Shares that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Preferred Shares and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Preferred Shares shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         (15) SPECIFIC SHALL NOT LIMIT GENERAL; CONSTRUCTION. No specific provision contained in this Certificate of Designations shall limit or modify any more general provision contained herein. This Certificate of Designations shall be deemed to be jointly drafted by the Company and the initial holders of the Preferred Shares and shall not be construed against any person as the drafter hereof.

         (16) FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of a holder of Preferred Shares in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof (except to the extent that such power, right or privilege must, in accordance with the terms of this Certificate of Designations, be exercised within a specified period of time and such period of time has lapsed without such power, right or privilege being exercised), nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         (17) NOTICES. Any notice required to be delivered pursuant to the terms of this Certificate of Designations shall be delivered, unless otherwise provided in these Certificate of Designations, in accordance with the terms, and subject to the notice provisions of, the Securities Purchase Agreement.

                           ALPHA-BETA TECHNOLOGY, INC.
                                CONVERSION NOTICE

         Reference is made to the Certificate of Designations, Preferences and Rights, of the Series F Convertible Preferred Stock of Alpha-Beta Technology, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series F Convertible Preferred Stock, par value $0.01 per share (the "PREFERRED SHARES"), of Alpha-Beta Technology, Inc., a Massachusetts corporation (the "COMPANY"), indicated below into shares of Common Stock, par value $0.01 per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the Preferred Shares specified below as of the date specified below.

         Date of Conversion: ___________________________________________________

         Number of Preferred Shares to be converted: ___________________________

         Stock certificate no(s). of Preferred Shares to be converted: _________

Please confirm the following information:

         Conversion Price: _____________________________________________________

         Number of shares of Common Stock

         to be issued: _________________________________________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

         Issue to:         _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

         Facsimile Number: _____________________________________________________

         Authorization:    _____________________________________________________

                           By: _________________________________________________

                           Title: ______________________________________________

         Dated:            _____________________________________________________
         Account Number:
          (if electronic book entry transfer): _________________________________

         Transaction Code Number
          (if electronic book entry transfer): _________________________________

SIGNED UNDER THE PENALTIES OF PERJURY, this 21st day of October, 1998
                                            ----        -------    --

/s/ Spiros Jamas                                          *President
--------------------------------------------------------,
Spiros Jamas


/s/ Davidson Easson, Jr.                                  *Clerk
--------------------------------------------------------,
D. Davidson Easson, Jr.

*Delete the inapplicable words.

                       THE COMMONWEALTH OF MASSACHUSETTS

                        CERTIFICATE OF VOTE OF DIRECTORS
                   ESTABLISHING A SERIES OF A CLASS OF STOCK
                    (GENERAL LAWS, CHAPTER 156B, SECTION 26)


         =============================================================


         I hereby approve the within Certificate of Vote of Directors and, the filing fee in the amount of $_______________ having been paid, said certificate is deemed to have been filed with me this __________ day of ____________________, 19__.



         Effective date:______________________________________________




                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth







                         TO BE FILED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                Robert E. Bishop, Esq.
         -------------------------------------------------------------

                Goodwin, Procter & Hoar LLP
         -------------------------------------------------------------

                Exchange Place, Boston, Massachusetts 02109
         -------------------------------------------------------------

         Telephone:  (617) 570-1000
                    --------------------------------------------------